UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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AKOUSTIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Akoustis Technologies, Inc.

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(704) 997-5735

September 18, 2018

To the Stockholders of Akoustis Technologies, Inc.:

We are pleased to invite you to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Akoustis Technologies, Inc. (the “Company”). The Annual Meeting will be held at the offices of K&L Gates LLP, 214 North Tryon Street, 47th Floor, Charlotte, North Carolina 28202 on Thursday, November 1, 2018 at 10:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, each of which we urge you to read carefully. In addition, enclosed are a proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

We sincerely hope that you can attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to review these proxy materials and vote your shares in advance of the Annual Meeting by Internet, by telephone, or by mail. Instructions regarding Internet and telephone voting are included on the proxy card. If you choose to submit a proxy by mail, please mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. You may revoke your proxy at any time before it is exercised as explained in the Proxy Statement.

If you have any questions or need assistance voting your shares, please contact Andrew Wright, the Company’s General Counsel and Corporate Secretary, at (704) 997-5735.

Sincerely,

Andrew Wright

General Counsel and Corporate Secretary

Akoustis Technologies, Inc.

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(704) 997-5735

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 1, 2018 AT 10:00 A.M.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Akoustis Technologies, Inc. (the “Company”) will be held at the offices of K&L Gates LLP, 214 North Tryon Street, 47th Floor, Charlotte, North Carolina 28202 on Thursday, November 1, 2018 at 10:00 a.m., local time, for the following purposes:

1.	to elect seven directors of the Company to serve one-year terms expiring at the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to approve the Company’s 2018 Stock Incentive Plan;

3.	to approve the Company’s Employee Stock Purchase Plan;

4.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

We have fixed September 7, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to review these proxy materials and vote your shares in advance of the Annual Meeting by Internet, telephone, or mail, as described on the enclosed proxy card. You may also vote your shares in person at the Annual Meeting. To obtain directions to the Annual Meeting, please call (704) 997-5735.

The Board of Directors recommends that stockholders vote “FOR” each of the director nominees, “FOR” approval of the Company’s 2018 Stock Incentive Plan, “FOR” approval of the Company’s Employee Stock Purchase Plan and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

You may revoke your proxy at any time prior to or at the Annual Meeting by written notice to the Company, by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on November 1, 2018: the Proxy Statement and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com.

By order of the Board of Directors,

Andrew Wright
General Counsel and Corporate Secretary

Huntersville, North Carolina

September 18, 2018

September 18, 2018

PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 1, 2018

The Board of Directors (the “Board of Directors” or “Board”) of Akoustis Technologies, Inc. (the “Company”) is furnishing you this Proxy Statement to solicit, on its behalf, proxies to be voted at the Company’s 2018 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, November 1, 2018, at 10:00 a.m., local time, at the offices of K&L Gates LLP, 214 North Tryon Street, 47th Floor, Charlotte, North Carolina 28202, and at any adjournment or adjournments thereof. These proxy materials are first being mailed or made available to stockholders on or about September 18, 2018.

The entire cost of soliciting these proxies will be borne by the Company. In addition to the delivery of the proxy materials by mail, the Company may request banks, brokers, and other record holders, or a proxy solicitor acting on its behalf, to send proxies and proxy materials to the beneficial owners of the Company’s common stock, par value $0.001 per share (“Common Stock”), and to secure the voting instructions of such beneficial owners. The Company will reimburse any such banks, brokers, other record holders, or proxy solicitors acting on its behalf for their reasonable expenses in so doing. The Company has not engaged a proxy solicitor to solicit proxies from stockholders; however, the Company retains the right to do so if it deems such solicitation necessary. Furthermore, the Company may also use one or more of its current employees, who will not be specially compensated, to solicit proxies from stockholders in person, by telephone, by e-mail, or by special letter.

The Annual Meeting will be held for the purpose of considering and voting upon the following:

1.	to elect seven directors of the Company to serve one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to approve the Company’s 2018 Stock Incentive Plan;

3.	to approve the Company’s Employee Stock Purchase Plan;

4.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. The Board is not aware of any other business to come before the Annual Meeting.

Appendix A	-	Akoustis Technologies, Inc. 2018 Stock Incentive Plan

Appendix B	-	Akoustis Technologies, Inc. Employee Stock Purchase Plan

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GENERAL INFORMATION CONCERNING VOTING

Date, Time, and Place

The Company will hold its Annual Meeting at the offices of K&L Gates LLP, 214 North Tryon Street, 47th Floor, Charlotte, North Carolina 28202 at 10:00 a.m., local time, on Thursday, November 1, 2018.

Purpose of the Annual Meeting

At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon the following:

1.	to elect seven directors of the Company to serve one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to approve the Company’s 2018 Stock Incentive Plan;

3.	to approve the Company’s Employee Stock Purchase Plan;

4.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. The Board is not aware of any other business to come before the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors has determined that each of the proposals is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” each of the director nominees, “FOR” approval of the Company’s 2018 Stock Incentive Plan, “FOR” approval of the Company’s Employee Stock Purchase Plan and “FOR” ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

Who May Vote

Stockholders of record of the Company’s Common Stock as of the close of business on September 7, 2018, the record date established by the Company’s Board of Directors (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof, either in person or by proxy. Each share of Common Stock is entitled to one vote on each matter expected to be presented at the Annual Meeting, including the election of directors. On the Record Date, there were 22,222,523 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Stockholders do not have cumulative voting rights.

Voting Methods

You may vote at the Annual Meeting: (i) in person, (ii) by mail via your proxy card, (iii) by telephone, or (iv) on the Internet. Instructions regarding telephone and Internet voting are included on the proxy card. The telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on Wednesday, October 31, 2018. If you choose to submit a proxy by mail, please mark, sign, and date the proxy card and return it in the enclosed postage-paid envelope. If a bank, broker, or other nominee (“broker”) holds your shares, you will receive voting instructions directly from the broker.

If you decide to attend the Annual Meeting in person, upon your arrival you will need to register as a visitor with the security desk in the lobby of the Hearst Tower at 214 North Tryon Street, Charlotte, North Carolina 28202. Please be sure to have state or government issued photo identification with you at the time of registration. After a determination that you are a registered holder of Common Stock, you will receive a security pass that will allow you to attend the Annual Meeting. If you are not a registered holder, please be sure that you bring your state or government issued photo identification as well as either (i) a proxy issued to you in your name by your brokerage firm, bank or other nominee, or (ii) a brokerage statement showing your beneficial ownership of Common Stock as of the Record Date (and a legal proxy from your brokerage firm, bank, or other nominee if you wish to vote your shares at the Annual Meeting), to present at the time of registration.

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Voting by Proxy

The form of proxy solicited by the Board of Directors permits you to specify a choice among “for” all nominees, “withhold all” nominees, “for all except” designated nominees, and “withhold authority” to vote for each nominee for election as director, and a choice among “for,” “against,” and “abstain” with respect to the proposals regarding the Company’s 2018 Stock Incentive Plan, the Company’s Employee Stock Purchase Plan, and auditor ratification. All shares represented by valid proxies that the Company receives through this solicitation, and that are not validly revoked, will be voted according to your instructions on the proxy card or as instructed by phone or via the Internet. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. If other matters properly come before the Annual Meeting, the persons appointed to vote the proxies will vote on these matters in accordance with their best judgment. The proxies also have discretionary authority to vote to adjourn the Annual Meeting, including for the purpose of soliciting proxies to vote in accordance with the Board of Directors’ recommendations. The Board of Directors has selected Jeffrey B. Shealy and Andrew Wright to act as proxies with full power of substitution at the Annual Meeting. Either of them is authorized to vote, on behalf of the Board, all proxies to vote shares of Common Stock at the Annual Meeting or any adjournment thereof granted by stockholders of the Company. The enclosed proxy with respect to the Annual Meeting is solicited by the Board of Directors.

Revocability of Proxies

Even if you execute a proxy, you have the right to revoke it and change your vote by notifying us at any time before your proxy is voted. You may revoke a proxy at any time by submitting written notice of revocation to Andrew Wright, the Company’s General Counsel and Corporate Secretary, before the shares are voted, by submitting a proxy having a later date, or by appearing at the Annual Meeting and voting in person. Unless so revoked, the shares of Common Stock represented by the valid proxies received pursuant to this solicitation will be voted in accordance with the specifications given therein. Attendance at the Annual Meeting, without voting, will not serve to revoke a previously submitted proxy.

Quorum and Vote Necessary for Action

Quorum. The presence of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.

Required Vote. Directors are elected (Proposal 1) by a plurality of the votes cast by the shares entitled to vote in the election, which means that the seven director nominees who receive the greatest number of “for” votes will be elected. You may vote “for,” “for all except” or “withhold” your vote with respect to the election of directors. Approval of the Company’s 2018 Stock Incentive Plan (Proposal 2), approval of the Company’s Employee Stock Purchase Plan (Proposal 3) and ratification of the appointment of our independent registered accounting firm (Proposal 4) each requires the affirmative vote of the majority of the votes present or represented and entitled to be cast thereon. You may vote “for,” “against,” or “abstain” with respect to Proposals 2, 3 and 4.

Broker Non-Votes. A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum. Broker non-votes will not be treated as votes cast and, therefore, will have no effect on the vote required for Proposal 1, but will be treated as votes present and entitled to vote and, therefore, will have the same effect as a vote “against” Proposals 2, 3 and 4.

“Routine” and “Non-routine” Matters. The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 (Proposal 4) is considered a routine matter. Therefore, even if your broker does not receive voting instructions from you, your broker is entitled (but not required) to vote your shares on this proposal. The election of directors (Proposal 1), approval of the Company’s 2018 Stock Incentive Plan (Proposal 2) and approval of the Company’s Employee Stock Purchase Plan (Proposal 3) are considered non-routine matters under applicable stock exchange rules, and your broker is not entitled to vote your shares on these proposals without your instructions.

Abstentions and Withheld Votes. If you abstain from voting or withhold your vote on a particular matter, your shares will be counted for purposes of determining whether a quorum is present but will not be treated as cast either for or against Proposal 1. Because abstentions constitute shares present and entitled to vote, they will have the same effect as votes cast against Proposal 2, 3 or 4.

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REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our Common Stock that may be acquired upon exercise of stock options or warrants that are currently exercisable or that become exercisable within 60 days after the Record Date are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of the Record Date by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only class of voting securities); (ii) each of our directors and named executive officers; and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. For shares subject to repurchase options, as indicated in the notes to the table below, see “Compensation and Other Information Concerning Our Executive Officers and Directors — Executive Compensation — Outstanding Equity Awards at Fiscal 2018 Year-End” below for a description of the repurchase option. To our knowledge, (i) none of the shares listed below are held under a voting trust or similar agreement, except as noted, and (ii) there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and address of beneficial owner	Amount and nature of beneficial ownership (1)(2)	Percent of class (3)

Jeffrey B. Shealy, Chief Executive Officer, Director(4)	3,199,562	14.4%
John T. Kurtzweil, Chief Financial Officer and Chief Accounting Officer(5)	138,550	*
David M. Aichele, Vice President of Business Development(6)	121,334	*
Steven P. DenBaars, Director(7)	281,058	1.3%
Arthur E. Geiss, Director, Co-Chairman of the Board(8)	93,875	*
Jeffrey K. McMahon, Director(9)	567,342	2.5%
Steven P. Miller, Director(10)	77,000	*
Jerry D. Neal, Director, Co-Chairman of the Board(11)	531,545	2.4%
Suzanne B. Rudy, Director(12)	51,454	*
All directors and executive officers as a group (9 persons)	5,061,720	22.6%

Mark N. Tompkins(13)	1,774,294	8.0%
Columbus Capital Management, LLC(14)	1,749,013	7.9%
Nineteen 77 Global Multi-Strategy Alpha Master Limited(15)(16)	1,145,039	5.2%
Silverback Asset Management(15)(17)	1,145,039	5.2%

*Less than 1%

(1)	Unless otherwise indicated in the table or the related notes, the address for each person named in the table is c/o Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite A, Huntersville, NC 28078.

(2)	Unless otherwise indicated in the table or the related notes, the shares are held directly by the beneficial owner.

(3)	Applicable percentage ownership is based on 22,222,523 shares of Common Stock outstanding as of the Record Date, together with securities exercisable for or convertible into shares of Common Stock within 60 days after the Record Date, for each stockholder.

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(4)	Includes (i) 18,000 restricted shares held directly that are subject to forfeiture or a repurchase option; (ii) 7,500 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date; (iii) 15,000 shares issuable upon the exercise of options held directly that are presently exercisable or become exercisable within 60 days of the Record Date; and (iv) 5,500 shares owned by Mr. Shealy’s spouse, 2,000 of which are restricted shares subject to forfeiture or a repurchase option, 500 of which are shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date, and 1,000 shares which are issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(5)	Includes 116,500 restricted shares that are subject to forfeiture or a repurchase option and 18,750 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(6)	Includes 65,000 restricted shares that are subject to forfeiture or a repurchase option, 3,750 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date, and 7,500 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(7)	Includes 11,000 restricted shares that are subject to forfeiture or a repurchase option and 30,000 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(8)	Includes 11,000 restricted shares that are subject to forfeiture or a repurchase option, 1,250 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date, and 32,500 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(9)	Includes 11,000 restricted shares that are subject to forfeiture or a repurchase option and 30,000 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(10)	Includes 11,000 restricted shares that are subject to forfeiture or a repurchase option and 16,000 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date.

(11)	Includes 11,000 restricted shares that are subject to forfeiture or a repurchase option and 30,000 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(12)	Includes 16,000 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date.

(13)	This information is derived solely from a Schedule 13G filed with the SEC on February 14, 2018 in which Mark N. Tompkins, a resident of Switzerland, is reported as the beneficial owner of 1,774,294 shares of the Company’s Common Stock with sole voting and dispositive power with respect to such shares. Mr. Tompkins’ address is App 1, Via Guidino 23, 6900 Lugano-Paradiso, Switzerland.

(14)	This information is derived solely from a Schedule 13G filed with the SEC on April 26, 2018 in which Columbus Capital Management, LLC, a California limited liability company (“CCM”), and Matthew Ockner, a United States citizen, are reported as the beneficial owners of 1,749,013 shares of the Company’s Common Stock with sole voting and dispositive power with respect to such shares. CCM and Mr. Ockner beneficially own these shares indirectly through Columbus Capital Partners, L.P. (“CCP”), Columbus Capital QP Partners, L.P. (“CCQP”) and Rovida West Coast Investments Limited (“Rovida”). CCM is the general partner of CCP and CCQP and an investment advisor to Rovida. Mr. Ockner is the managing member of CCM. The address for each of CCM and Mr. Ockner is 1 Embarcadero Center, Suite 1130, San Francisco, California 94111.

(15)	Consists of shares issuable upon the conversion of 6.5% Convertible Senior Secured Notes due 2023 issued by the Company in May 2018, based on a conversion rate of 152.6718 shares of Common Stock per $1,000 principal amount of notes (equivalent to a conversion price of approximately $6.55 per share of Common Stock). The conversion rate is subject to adjustment if certain events occur.
(16)	UBS O’Connor LLC (“O’Connor”), the investment manager of Nineteen 77 Global Multi-Strategy Alpha Master Limited, has voting and dispositive power with respect to these shares. Kevin Russell, the Chief Investment Officer of O’Connor, and Andrew Martin, a portfolio manager for O’Connor, each also has voting and dispositive power with respect to these shares. The address for each of the entities or persons listed in this footnote is 1 N. Wacker Drive, Floor 32, Chicago, Illinois 60606.
(17)	Silverback Asset Management beneficially owns these shares through Blackwell Capital Partners LLC - Series B, LMAP Kappa Limited and Silverback Opportunities Credit Master Fund Limited, for each of which Silverback Asset Management is trading advisor. Voting and dispositive power with respect to these shares is held by Elliot Bossen, CEO of Silverback Asset Management. The address for each of the entities or persons listed in this footnote is 1414 Raleigh Road, Suite 250, Chapel Hill, North Carolina 27517.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than one. The number of directors is currently fixed at seven directors. The Board of Directors has nominated Steven P. DenBaars, Arthur E. Geiss, Jeffrey K. McMahon, Steven P. Miller, Jerry D. Neal, Suzanne B. Rudy, and Jeffrey B. Shealy, all of whom currently are directors of the Company, for election by the stockholders. Upon election, each such director will serve until the 2019 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Each nominee has consented to serve as director if elected. Although the Board of Directors expects that each of the nominees will be available for election, if a vacancy in the slate of nominees is caused by death or any other unexpected occurrence, the persons named as proxies in the accompanying form of proxy may vote for a substitute nominee recommended by the Nominating Committee and approved by the Board of Directors.

Proxies may not be voted for a number of persons greater than the number of nominees.

The Board of Directors recommends a vote “FOR” each of Steven P. DenBaars, Arthur E. Geiss, Jeffrey K. McMahon, Steven P. Miller, Jerry D. Neal, Suzanne B. Rudy, and Jeffrey B. Shealy for election as directors of the Company.

Properly submitted proxies will be voted “FOR” election of each of the nominees identified above unless otherwise specified.

DIRECTORS AND EXECUTIVE OFFICERS

Below are the names of, and certain information about, our named executive officers, our current executive officers, and our directors, including the principal occupation and business experience of each such person during the past five years.

Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Jeffrey B. Shealy	49	President and Chief Executive Officer; Director	May 22, 2015
John T. Kurtzweil	62	Chief Financial Officer and Chief Accounting Officer	July 14, 2017
David M. Aichele	52	Vice President of Business Development	May 22, 2015
Steven P. DenBaars	56	Director	May 22, 2015
Arthur E. Geiss	65	Co-Chairman of the Board	May 22, 2015
Jeffrey K. McMahon	47	Director	May 22, 2015
Steven P. Miller	70	Director	July 14, 2017
Jerry D. Neal	74	Co-Chairman of the Board	May 22, 2015
Suzanne B. Rudy	63	Director	July 14, 2017

Jeffrey B. Shealy is our President and Chief Executive Officer, as well as one of our directors. He has over 20 years of experience in the radio frequency (“RF”)/wireless industry focused on building businesses around solid-state materials and electron device innovation. He held the position of Vice President and General Manager at RF Micro Devices, Inc. (“RFMD”) (now Qorvo, Inc.) from 2001 until 2014. Mr. Shealy is a Howard Hughes Doctoral Fellow and spent 7 years with Hughes Electronics at Hughes Research Labs (now HRL Labs) and Hughes Network Systems (now Hughes). He previously founded RF Nitro, a RF Power Amplifier high-tech venture, which was acquired by RFMD in 2001. Mr. Shealy holds an MBA degree from Wake Forest University, Master of Science and Doctorate degrees in Electrical and Computer Engineering from University of California at Santa Barbara (“UCSB”), and a Bachelor’s of Science degree in Electrical and Computer Engineering from North Carolina State University (“NCSU”). We believe that Mr. Shealy adds value to our Board of Directors based on his intimate knowledge of our business plans and strategies, his experience with high tech startup ventures and his years of experience in the RF/Wireless industry.

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John T. Kurtzweil has served as our Chief Financial Officer and Chief Accounting Officer since July 14, 2017, and he served as a director on the Board from January 12, 2017 to July 14, 2017. He is also currently providing consulting services to a limited number of businesses. He served as VP Finance of Cree, Inc., a company that develops, manufactures, and sells lighting-class light emitting diode, lighting, and semiconductor products for power and RF applications, and Chief Financial Officer of Wolfspeed, a Cree Company, from 2015 until March 2017. Prior to his employment at Cree, Mr. Kurtzweil was an independent consultant beginning in 2014. From 2012 until 2014, Mr. Kurtzweil served as Senior Vice President, Chief Financial Officer and Special Advisor to the Chief Executive Officer of Extreme Networks, Inc., a provider of high-performance, open networking innovations for enterprises, services providers, and Internet exchanges, and also served as its Chief Accounting Officer. From 2006 to 2012, Mr. Kurtzweil served as Executive Vice President, Finance and as Chief Financial Officer and Treasurer of Cree, Inc. From 2004 to 2006, Mr. Kurtzweil was Senior Vice President and Chief Financial Officer at Cirrus Logic, Inc., a fabless semiconductor company. Mr. Kurtzweil currently serves as a director of Axcelis Technology, Inc., and he was appointed Chairman of its Audit Committee in February 2017. Mr. Kurtzweil served as a board member for Meru Networks, Inc. for a portion of 2015 prior to its sale.

David M. Aichele is Vice President of Business Development, responsible for leading the sales and marketing efforts of the Company. Mr. Aichele joined the company in May 2015, bringing over 20 years of international sales, business development, and marketing experience with him. Prior to joining the Company, Mr. Aichele was EVP Sales & Marketing for T1Visions, a high-tech software startup company ranking among the 2014 INC 500 fastest growing private companies in the U.S. from 2013 to May 2015. Mr. Aichele held director positions at RFMD from 2005 to 2015, where he was responsible for the business development and launch of new RF semiconductor products targeting the cellular market, and senior management positions at Tessera and TE Connectivity, where he led business development and sales teams. Mr. Aichele holds a BSEE from Ohio University and an MBA from the Leeds School of Business at the University of Colorado.

Steven P. DenBaars is a Professor of Materials and Co-Director of the Solid-State Lighting Center at UCSB. Professor DenBaars joined UCSB in 1991 and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He is also a co-founder and current board member of two privately held GaN startup companies, Soraa Inc. and Soraa Laser Inc. Dr. DenBaars has been in the LED business for over 25 years starting with his prior work at Hewlett-Packard Optoelectronics division in 1988 and involvement in more than two LED companies and one laser diode company. Professor DenBaars’ specific research interests include growth of wide-band gap semiconductors (GaN based), and their application to Blue LEDs and lasers and energy efficient solid-state lighting. This research has led to over 750 scientific publications and over 160 U.S. patents on electronic materials and devices. He has been awarded a NSF Young Investigator award, Young Scientist Award of the ISCS, IEEE Aron Kressel Award, and he is an IEEE Fellow and a Visiting Professor at the Institute for Advanced Studies (IAS) HKUST. He was recently elected to the National Academy of Engineering (2012), and elected Fellow of the National Academy of Inventors (2014). We believe that Professor DenBaars adds value to our Board of Directors based on his years of experience in the LED industry and his extensive research involving wide-based gap semiconductors and their application to high power electronic devices.

Arthur E. Geiss, Co-Chairman of the Board, founded AEG Consulting, LLC (“AEG Consulting”) in 2003 and currently serves as its Chief Executive Officer. AEG Consulting offers guidance concerning manufacturing, operations, and process development to technology companies. Prior to establishing AEG Consulting, Mr. Geiss served as Vice President of Wafer Fab Operations at RFMD. He was responsible for the start-up and operations of Gallium Arsenide epitaxial-growth and wafer-fabrication. Prior to RFMD, Mr. Geiss held management positions with Alpha Industries, Inc. (purchased by Skyworks Solutions, Inc.) and before that at ITT Gallium Arsenide Technology Center (purchased by Cobham plc). At both companies, he was responsible for process and device development and wafer fabrication operations. Prior to these, Mr. Geiss held a research position at the Xerox Palo Alto Research Center (now PARC, Inc.). At PARC, Inc., he investigated the structure of vitreous materials and amorphous thin-films using Raman spectroscopy. Mr. Geiss has served as a Member of the Executive Committee of the IEEE GaAs IC Symposium (now CSICS) and as a Member of the Executive Committee of the GaAs Manufacturing Technology Conference (now CS Mantech). He has numerous patents and publications on electronic devices, processing, and manufacturing. Mr. Geiss earned a B.S. degree at Lafayette College and M.S. and Ph.D. degrees at Brown University, all in physics. We believe that Mr. Geiss adds value to our Board of Directors based on his extensive experience with technology companies, his executive leadership and management experience, and his research background.

Jeffrey K. McMahon has been employed by North Highland, a global management consulting firm, since 2003. He has held the position of Managing Director since 2014 and is the current Market Lead for North Highland’s largest market. He has an extensive background in business and information technology consulting in the financial services, energy, and telecommunications industries. He has 20 years of experience helping Fortune 100 companies drive revenue, optimize processes, improve customer experience, and manage risk. His areas of expertise include marketing, strategy articulation and realization, strategic execution, business process management, and merger integration. Prior to joining North Highland, Mr. McMahon was a Manager in Accenture’s process practice area. Mr. McMahon received a Bachelor of Science degree in Civil Engineering from NCSU. We believe that Mr. McMahon adds value to our Board of Directors based on his extensive experience in business and technology consulting and his marketing and strategizing expertise.

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Steven P. Miller served as a Board Advisor to the Board from January 2017 to June 2017 prior to becoming a director. He is the President of Via Capri Inc., the general partner of Via Capri Investment L.P., a limited partnership formed by Mr. Miller in 1996. Mr. Miller is also the President of Sawmill Inc., the general partner of Sawmill Investment L.P., another limited partnership formed by Mr. Miller in 1996. From 2001 to 2003, Mr. Miller served as a director for TriQuint Semiconductor, Inc. (“TriQuint”), then a leading supplier of high-performance components and modules for communications applications before merging with RFMD to form Qorvo, Inc. in 2015. Prior to that, Mr. Miller held several positions at Sawtek Inc. from 1979 until his retirement in 1999, including Co-Founder, President, Chief Executive Officer, and Chairman of Sawtek’s Board of Directors. Sawtek Inc. merged with TriQuint in 2001. Prior to co-founding Sawtek Inc. in 1979, Mr. Miller was Manager of the SAW Development Laboratory in the Defense Group at Texas Instruments Incorporated. Mr. Miller brings to the Board familiarity with the Company, its operations, finances, and strategic plan through his experience as a Board Advisor, as well as industry expertise, public company leadership experience, and his experience and skills in strategic growth and business development, including capital formation.

Jerry D. Neal, Co-Chairman of the Board, founded RFMD in 1991 and served as its Executive Vice President of Marketing and Strategic Development from January 2002 to May 31, 2012. Dr. Neal served as a Vice President of Marketing of RFMD from May 1991 to January 2000 and as its Executive Vice President of Sales, Marketing and Strategic Development from January 2000 to January 2002. Prior to joining RFMD, he was employed for 10 years with Analog Devices, Inc., including as Marketing Engineer, Marketing Manager, and Business Development Manager. Dr. Neal also founded Moisture Control Systems for the production of his patented electronic sensor for measurement of soil moisture for research, which was later sold to Hancor, Inc. He has been a Director of Jazz Semiconductor, Inc. since November 2002. Dr. Neal served as a Director of RFMD from February 1992 to July 1993. He also held various positions at Hewlett-Packard. Dr. Neal received his Associate’s Degree in Electrical Engineering from Gaston Technical Institute and NCSU and his doctor of business management degree from Southern Wesleyan University. We believe that Dr. Neal adds value to our Board of Directors based on his extensive executive leadership and management experience and his sales, marketing, and product development background.

Suzanne B. Rudy most recently served as Vice President of Tax & Corporate Treasurer, Compliance Officer, and Assistant Secretary of Qorvo, Inc., a publicly-traded company and leading supplier of semiconductor solutions for the wireless communications market, until November 2015. In addition to her treasury and compliance duties, Ms. Rudy served as a director for various subsidiaries of Qorvo, Inc. Prior to joining Qorvo, Inc.’s predecessor, RMFD, in 1999, Ms. Rudy was the Controller for Precision Fabrics Group, Inc., a textile spin-off of the Fortune 500 Company, Burlington Industries. In addition, she spent six years as a Certified Public Accountant and Manager for BDO Seidman, LLP, an international accounting firm. From 2012 to 2016, Ms. Rudy served as a director for Delta Apparel, Inc., a publicly-traded apparel manufacturer, where she served on the Audit and Compensation Committees. From 2008 to 2011, Ms. Rudy served as a director for First National Bank United Corporation, serving as Chair of the Audit Committee and the Assets and Liability Committee. Since 2006, Ms. Rudy has served on the Board of Visitors for Guilford College. She was also a Board Leadership Fellow in 2013, as designated by the National Association of Corporate Directors. Ms. Rudy brings to our Board extensive expertise in public company financial, compliance, and related strategic matters.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Common Stock is listed on the NASDAQ Capital Market (“NASDAQ”), and pursuant to NASDAQ Listing Rule 5605(b), we are required to have a Board of Directors comprised of a majority of “independent directors.” Our Board has determined that Messrs. DenBaars, Geiss, McMahon, Miller, and Neal and Ms. Rudy are independent directors under the applicable standards of The NASDAQ Stock Market. In reaching this determination, the Board considered Mr. Geiss’ relationship with AEG Consulting, a firm owned and operated by Mr. Geiss, which provides consulting services to the Company, as well as the compensation paid to Mr. Miller for his prior services as a Board Advisor to the Company’s Board of Directors. Each of these relationships is further discussed below under “Certain Relationships and Related Person Transactions.” After consideration, the Board determined that these relationships did not impact Mr. Geiss’ or Mr. Miller’s ability to serve as an independent director.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is committed to strong, independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. Each member of the Board of Directors except our Chief Executive Officer is independent under NASDAQ independence rules.

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To assure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. We believe that separation of the Chairman and Chief Executive Officer positions encourages objective oversight and candid communications regarding the Company. Currently, two non-employee, independent directors serve as Co-Chairmen of the Board, with Jeffrey B. Shealy serving as Chief Executive Officer. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Co-Chairmen of the Board serve as liaisons between the Board and management, focus on Board and governance matters, and preside over meetings of the full Board. The Co-Chairmen of the Board are independent, non-management positions. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization, as it allows Mr. Shealy to focus on the Company’s strategy, business, and operations and allows Messrs. Geiss and Neal, the Co-Chairmen, to provide objective oversight of the Company.

As the Company’s principal governing body, the Board of Directors has the ultimate responsibility for overseeing the Company’s risk management practices. On an ongoing basis, the Board of Directors discusses areas of risk that particularly affect the Company with senior members of management, who report to the Board of Directors on those areas of risk at regularly scheduled meetings of the Board of Directors. These areas of risk change from time to time based on business conditions and competitive considerations. The Board of Directors and management periodically review, evaluate, and assess the risks relevant to the Company. In addition, the Audit Committee oversees the management of market and operational risks that could affect financial reporting, the Nominating Committee oversees management of risks associated with governance matters, and the Compensation Committee oversees management of risks related to executive compensation plans and policies.

Board Meetings and Director Attendance

The Board of Directors held nine meetings during the fiscal year ended June 30, 2018. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

Although the Company does not have a formal policy regarding director attendance at annual meetings of stockholders, each director is encouraged and expected to attend the Annual Meeting. All of our directors then serving on the Board of Directors attended the 2017 annual meeting of stockholders.

Committees of the Board of Directors

The Board maintains three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. Each committee operates under a written charter and reports regularly to the Board. A copy of each of these committee charters is available in the “Investors” section of our website under the heading “Governance Documents” at www.akoustis.com, and copies may also be obtained by request through the “Contact Us” form at the same website address. Each member of the Audit Committee, the Compensation Committee, and the Nominating Committee must satisfy membership requirements imposed by the applicable committee charter and, where applicable, NASDAQ listing standards and SEC rules and regulations. Each of the members of the Audit Committee, the Compensation Committee, and the Nominating Committee has been determined by the Board to be independent under applicable NASDAQ listing standards and, in the case of the Audit Committee and the Compensation Committee, under the independence requirements established by the SEC. A brief description of the responsibilities of each of these committees and their current membership follows.

Audit Committee

Our Board has established a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to represent and assist the Board in its general oversight of our accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company. Formed in February 2017 in connection with our initial listing on NASDAQ, the Audit Committee held six meetings during the fiscal year ended June 30, 2018. The current members of the Audit Committee are Messrs. McMahon and Neal and Ms. Rudy (Chair). The Board of Directors has determined that each of the members is financially sophisticated and that Ms. Rudy meets the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

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Compensation Committee

Our Board has established a Compensation Committee to assist the Board in overseeing and reviewing information from management regarding compensation and human capital issues within the Company. The Compensation Committee also has specific responsibilities regarding performance reviews and compensation of the Company’s executive officers. The Compensation Committee held 19 meetings during the fiscal year ended June 30, 2018. The Compensation Committee is responsible for approving the individual elements of total compensation for our Chief Executive Officer and other executive officers. The current members of the Compensation Committee are Messrs. McMahon (Chair) and Neal and Ms. Rudy, each of whom is independent under existing NASDAQ listing standards, SEC requirements, and the requirements of Section 162(m) of the Internal Revenue Code (the “Code”). To the extent permitted by the Company’s bylaws and applicable law, rules, regulations and listing requirements, the Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee.

Nominating Committee

Our Board has established a Nominating Committee to assist the Board by identifying individuals qualified to become Board members, consistent with criteria approved by the Board, to recommend for the Board’s approval the slate of nominees to be proposed by the Board to stockholders for election to the Board or nominees for election to fill interim vacancies on the Board, and to recommend to the Board the directors who will serve on each committee of the Board. Formed in February 2017, the Nominating Committee held five meetings during the fiscal year ended June 30, 2018. The current members of the Nominating Committee are Messrs. DenBaars and Neal (Chair) and Ms. Rudy.

Other Committees

Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future, and in July 2017, our Board designated a Technology Committee to assist the Board and the Company’s senior management in overseeing technology development initiatives and to advise the Board regarding new technology development and execution of technology initiatives. The current members of the Technology Committee are Messrs. Geiss (Chair), DenBaars, Miller and Shealy.

Process for Nominating Potential Director Candidates

The Nominating Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders consistent with criteria approved by the Board. Nominees for director are selected by the Nominating Committee on the basis of their (i) economic, academic, financial, and other expertise, skills, knowledge, and achievements useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of the Company.

The Nominating Committee does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Nominating Committee deems appropriate. The Board should collectively possess skills, industry, and other knowledge and expertise, and business and other experience useful for the effective oversight of the Company’s business. The Nominating Committee believes that the business experience of its directors has been, and continues to be, critical to the Company’s development and plan of operation.

Code of Business Conduct and Ethics

The Company has adopted a Code of Ethics and Conduct that applies to our directors, officers, and employees. A copy of the Code of Ethics and Conduct is posted on the Company’s website at www.akoustis.com. In the event that we amend any of the provisions of the Code of Ethics and Conduct that requires disclosure under applicable law or SEC rules, we intend to disclose such amendment on our website. Any waiver of the Code of Ethics and Conduct must be approved by the Board of Directors. Any waivers granted to our Chief Executive Officer or Chief Financial Officer will be disclosed on our website within four business days.

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Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board of Directors, members of particular committees, or individual directors by sending a letter to such persons in care of our Chief Executive Officer at our principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Co-Chairmen of the Board or to the committee or specific director to whom the correspondence is directed. All such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

COMPENSATION AND OTHER INFORMATION CONCERNING OUR
EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

Summary Compensation Table

The following table sets forth information concerning the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ended June 30, 2018 and June 30, 2017. Our named executive officers include our Chief Executive Officer, and our two most highly compensated executive officers serving the Company during the fiscal year ended June 30, 2018 other than our Chief Executive Officer.

Summary Compensation Table for Fiscal Year 2018

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Jeffrey Shealy,	2018	161,631	—	213,600	242,610	6,465	624,306
Chief Executive Officer	2017	154,327	92,700	151,200	—	9,801	408,028

John Kurtzweil,	2018 (4)	139,423	—	712,000	338,543	25,014	1,214,980
Chief Financial Officer	2017	—	—	—	—	—	—

David Aichele,	2018	146,602	—	106,800	121,305	5,864	380,571
VP of Business Development	2017	139,923	42,024	84,000	—	7,278	273,225

(1)	See Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for a discussion of the assumptions made in the valuation of stock awards.

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(2)	See Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for a discussion of the assumptions made in the valuation of option awards.

(3)	Amounts shown in this column relate to matching contributions to our named executive officers’ accounts under our 401(k) retirement savings plan. In addition, with respect to the amounts set forth in this column for Mr. Kurtzweil, such amounts include a housing allowance paid to Mr. Kurtzweil in pursuant to his employment agreement, as more fully described below in “Employment Agreements”.

(4)	Represents a partial year of employment. Mr. Kurtzweil became our Chief Financial Officer effective July 14, 2017.

Except as indicated below under “Employment Agreements,” we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Outstanding Equity Awards at 2018 Fiscal Year-End

We have equity awards outstanding under three compensation plans approved by our stockholders: the 2014 Stock Plan (the “2014 Plan”), the 2015 Equity Incentive Plan (the “2015 Plan”), and the 2016 Stock Incentive Plan (the “2016 Plan” and, together with the 2014 Plan and 2015 Plan, the “Prior Plans”). If the 2018 Stock Incentive Plan (the “2018 Plan”) is approved by our stockholders, it will replace the Prior Plans and no new awards will be granted under the Prior Plans. Any awards outstanding under the Prior Plans on the date of stockholder approval of the 2018 Plan will remain subject to and be settled under the 2014 Plan, 2015 Plan or 2016 Plan, as applicable, and any shares available for issuance under the 2016 Plan and any shares subject to outstanding awards under the Prior Plans that subsequently cease to be subject to such awards (other than by reason of settlement of the awards in shares) will automatically become available for issuance under the 2018 Plan.

The following table provides information about outstanding equity awards held by our named executive officers as of June 30, 2018.

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Outstanding Equity Awards at 2018 Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (1)

Jeffrey Shealy	—	60,000 (2)	7.12	9/27/2024
					36,000	(3)	261,720
					30,000	(4)	218,100

John Kurtzweil	—	75,000 (2)	7.12	9/27/2027
					16,500	(5)	119,955
					100,000	(4)	727,000

David Aichele		30,000 (2)	7.12	9/27/2024
					55,000	(6)	399,850
					20,000	(3)	145,400
					15,000	(4)	109,050

(1)	The market value is based upon the $7.27 closing price of our Common Stock, as reported by NASDAQ on June 29, 2018, multiplied by the number of shares that had not yet vested.

(2)	These shares vest in four equal annual installments beginning September 27, 2018.

(3)	These restricted shares, granted August 11, 2016, are subject to a repurchase option by the Company in certain events of termination of the named executive officer’s employment. The shares will be released from the repurchase option as follows: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversaries of the grant date.

(4)	These restricted shares, granted on September 27, 2017, are subject to forfeiture or a repurchase option by the Company in certain events of termination of the named executive officer’s employment. The shares will vest or be released from the repurchase option in four equal installments on the first, second, third and fourth anniversaries of the grant date.

(5)	These restricted shares, granted on January 25, 2017, are subject to a repurchase option by the Company in certain events of termination of the named executive officer’s employment. The shares will be released from the repurchase option in three equal installments on the second, third and fourth anniversaries of the grant date.

(6)	These restricted shares, granted on October 5, 2015, are subject to a repurchase option by the Company in certain events of termination of the named executive officer’s employment. The shares will be released from the repurchase option in two equal installments on the third and fourth anniversary of the grant date.

Employment Agreements

Jeffrey B. Shealy

On June 15, 2015, we entered into a three-year employment agreement with our Chief Executive Officer, Jeffrey B. Shealy. After the initial three-year term, the agreement automatically renews for successive one-year periods unless terminated by either party on at least 30 days’ written notice prior to the end of the then-current term. Mr. Shealy’s annual base salary was $150,000, subject to increase or decrease annually as determined by our Board of Directors. The Board of Directors increased Mr. Shealy’s annual salary to $154,500, effective July 4, 2016, and to $163,770, effective September 11, 2017. By notice effective July 1, 2018, the Board of Directors increased the CEO’s annual salary to $300,000. Mr. Shealy is eligible, at the discretion of our Board of Directors, to receive an annual cash bonus of up to 100% of his annual base salary, which may be based on us achieving certain operational, financial or other milestones (the “Milestones”) that may be established by our Board of Directors. Mr. Shealy is entitled to receive stock options or other equity incentive awards as and when determined by the Board, and is entitled to receive perquisites and other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by us for, our executives. Mr. Shealy and his dependents are also entitled to participate in any of our employee benefit plans subject to the same terms and conditions applicable to other employees. Mr. Shealy will be entitled to be reimbursed for all reasonable travel, entertainment, and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities, or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by us from time to time.

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In the event that Mr. Shealy is terminated by us without Cause (as defined in his employment agreement) or he resigns for Good Reason (as defined in his employment agreement) during the term of his employment, Mr. Shealy would be entitled to (x) an amount equal to his annual base salary then in effect (payable in accordance with the Company’s normal payroll practices) for a period of 24 months commencing on the effective date of his termination (the “Severance Period”) (in the case of termination by the executive for Good Reason, reduced by any cash remuneration paid to him because of any other employment or self-employment during the Severance Period), (y) if and to the extent the Milestones are achieved for the annual bonus for the year in which the Severance Period commences (or, in the absence of Milestones, our Board of Directors has, in its sole discretion, otherwise determined an amount of Mr. Shealy’s annual bonus for such year), an amount equal to such annual bonus prorated for the portion of the performance year completed before Mr. Shealy’s employment terminated, and (z) immediate vesting of any unvested stock options, restricted stock, or similar incentive equity instruments. For the duration of the Severance Period, Mr. Shealy will also be eligible to participate in our benefit plans or programs, provided Mr. Shealy was participating in such plan or program immediately prior to the date of employment termination, to the extent permitted under the terms of such plan or program (collectively, the “Termination Benefits”). If Mr. Shealy’s employment is terminated during the term by us for Cause, by Mr. Shealy for any reason other than Good Reason or due to his death, then he will not be entitled to receive the Termination Benefits, and shall only be entitled to the compensation and benefits that shall have accrued as of the date of such termination (other than with respect to certain benefits that may be available to Mr. Shealy as a result of a Permanent Disability (as defined in his employment agreement)).

John T. Kurtzweil

On July 14, 2017, the Board named John T. Kurtzweil as our Chief Financial Officer and Chief Accounting Officer. The Company entered into an employment agreement, dated July 14, 2017 (the “CFO Agreement”), with Mr. Kurtzweil, pursuant to which he receives an annual base salary of $151,000, monthly living expenses of $1,600, three weeks of paid vacation each year, and reimbursement of all reasonable business, promotional, travel, and entertainment expenses incurred in the performance of his duties. In addition, Mr. Kurtzweil is also eligible to earn a target annual bonus each fiscal year equal to 70% of his annual base salary, based on certain Company operation, financial, and other milestones set by the Board and/or its Compensation Committee. Mr. Kurtzweil is also entitled to participate in any employee benefit plans and programs generally provided by the Company to its senior executives from time to time. In addition, as an inducement to employment, Mr. Kurtzweil received a restricted stock award for 100,000 shares of Common Stock and options for 75,000 shares of Common Stock. These awards were granted under the 2016 Plan and vest 25% on each of the first four anniversaries of the grant date, subject to Mr. Kurtzweil’s continued employment and the terms and conditions of the 2016 Plan and the applicable award agreements.

The term of the CFO Agreement extended through July 31, 2018 and automatically renews for successive one-year periods unless either party gives at least 30 days written notice of non-renewal to the other party prior to the end of the then applicable term.

If Mr. Kurtzweil’s employment is terminated by the Company without Cause (as defined in the CFO Agreement) or by Mr. Kurtzweil for Good Reason (as defined in the CFO Agreement), Mr. Kurtzweil will be entitled to receive: (1) continued payment of his base salary, payable in bi-weekly installments, for 12 months; (2) his annual bonus for the preceding year, if and to the extent earned and not already paid; (3) any other compensation and benefits accrued through the date of termination; and (4) reimbursement for one year after the date of termination for the cost of committed living allowance expenses and any COBRA continuation of health coverage if he elects such coverage. Any unvested stock options, restricted stock awards, or other equity awards granted by the Company to Mr. Kurtzweil will vest or be forfeited in accordance with the terms of the applicable award agreement(s).

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If Mr. Kurtzweil’s employment is terminated due to his death or Disability (as defined in the CFO Agreement), if the Company terminates Mr. Kurtzweil’s employment for “cause,” or if Mr. Kurtzweil voluntarily terminates his employment without “good reason,” Mr. Kurtzweil, his designated beneficiary, or his estate, as applicable, will be entitled to receive his base salary accrued through the date of termination. In the case of termination due to disability or Mr. Kurtzweil’s voluntary termination of employment, he will also be entitled to receive his annual bonus for the preceding year, if and to the extent earned and not already paid. Any unvested stock options, restricted stock awards, or other equity awards granted by the Company to Mr. Kurtzweil will vest or be forfeited in accordance with the terms of the applicable award agreement(s).

David Aichele

David Aichele serves as the Vice President of Business Development pursuant to an offer letter dated May 12, 2017. Pursuant to the offer letter, Mr. Aichele is eligible to receive an annual cash bonus of up to 50% of his base salary if certain operational, financial, or other milestones determined by the Board, in its sole discretion, have been satisfied, and is eligible to participate in the 2016 Plan.

Mr. Aichele’s salary is subject to increase or decrease annually as determined by our Board of Directors. Effective June 15, 2017, the Board increased the salary of Mr. Aichele to $141,080. Effective September 11, 2017, Mr. Aichele’s base salary was increased to $148,134 and, effective July 1, 2018, it was increased to $165,000.

Change in Control Arrangements

2014 Plan

In the event of a merger or change in control of the Company, the treatment of each outstanding award granted under the 2014 Plan will be determined by the administrator of the 2014 Plan, including whether the awards will be continued by the Company (if the Company is the surviving corporation), assumed by the surviving corporation or its parent, substituted by the surviving corporation or its parent for new awards, or cancelled for any or no consideration. The administrator will not be required to treat all awards similarly in the transaction.

2015 Plan

In the event of a merger or change in control of the Company, the treatment of each outstanding award granted under the 2015 Plan will be determined by the administrator of the 2015 Plan, including whether each such award will be assumed or an equivalent option or right substituted by the successor corporation. The administrator will not be required to treat all awards similarly in the transaction. In the event that the successor corporation does not assume or substitute the awards, all restrictions on the awards will lapse.

2016 Plan

Under the terms of the 2016 Plan, the following provisions will apply to the restricted stock awards granted under the 2016 Plan in the event of a change of control (except to the extent, if any, otherwise required under Code Section 409A):

•	To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits as awards outstanding under the 2016 Plan (as determined by the administrator of the 2016 Plan), any restrictions will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

•	In addition, in the event that an award is substituted, assumed or continued, the award will become vested in full and any restrictions will be deemed to have been met and such awards will become fully vested, earned and payable to the fullest extent of the original award, if the employment or service of the participant is terminated within two years after the effective date of a change of control if such termination of employment or service (i) is by the Company without cause or (ii) is by the participant for good reason.

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•	Further, if a named executive officer has entered into an employment agreement or other similar arrangement as of the effective date of the 2016 Plan, the officer is entitled to the greater of the benefits provided upon a change of control of the Company under the 2016 Plan or the respective employment agreement or other similar arrangement as in effect on the 2016 Plan’s effective date, and such employment agreement or other similar arrangement will not be construed to reduce in any way the benefits otherwise provided to the officer upon a change of control as defined in the 2016 Plan.

Director Compensation

 Under our current Director Compensation Program, which was adopted effective October 3, 2017, our non-employees directors receive annual grants of nonqualified stock awards and/or restricted stock unit awards. The total value of each non-employee director’s annual equity award is as follows: $140,000 for service on the board; $50,000 for service as chair of the board; $10,000 for service on the audit committee (or $20,000 for the chair of such committee); $6,000 for service on the compensation committee or the technology committee (or $11,000 for the chair of either such committee); and $5,000 for service on the nominating committee (or $10,000 for the chair of such committee). Annual equity awards are granted on the date of the Company’s annual stockholders’ meeting. Awards vest on the first anniversary of the grant date, subject to the director’s continued service and such other terms as found in the applicable equity compensation plan and relevant award agreement.

Directors who are also employees of the Company are not paid for their service as directors.

The table below summarizes all compensation received by each of the Company’s non-employee directors for services as a director performed during the fiscal year ended June 30, 2018.

Name	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)

Arthur E. Geiss (1)	—		288,199	90,119	(2)	378,318

Jerry D. Neal (3)	291,876		—	—		291,876

Steven P. DenBaars (4)	102,124		108,611	—		210,735

Jeffrey K. McMahon (5)	—		230,841	—		230,841

Steven Miller (6)	212,674	(7)	105,028	78,320	(8)	396,022

Suzanne B. Rudy (9)	229,529	(7)	122,949	—		352,478

(1)	Mr. Geiss received a stock option under the 2016 Plan exercisable for 86,854 shares of Common Stock on November 16, 2017 immediately following the 2017 annual meeting for his services on the Board, which vests in full on the first anniversary of the grant date. Valuation is based on a Black-Scholes grant date fair value per share of $3.32.

(2)	This amount includes the following compensation to AEG Consulting, a firm owned and operated by Mr. Geiss, for consulting services for the fiscal year ended June 30, 2018: (i) $7,395 cash compensation; (ii) 5,000 restricted stock units granted on September 27, 2017 under the 2016 Plan with a grant date fair value of $7.12 per share; and (iii) a stock option granted on September 27, 2017 under the 2016 Plan exercisable for 10,000 shares of Common Stock with a Black-Scholes grant date fair value per share of $4.71. The restricted stock units and options shares will vest in four equal installments on the first, second, third and fourth anniversaries of the grant date.

(3)	Mr. Neal received a restricted stock award under the 2016 Plan of 46,775 shares of Common Stock on November 16, 2017 immediately following the 2017 annual meeting for his services on the Board, with all of the shares subject to the award scheduled to vest on the first anniversary of the grant date. Valuation is based on a closing bid price of $6.24 on the grant date.

(4)	Mr. DenBaars received a restricted stock award under the 2016 Plan of 16,366 shares of Common Stock and a stock option award exercisable for 32,732 shares of Common Stock, each on November 16, 2017 immediately following the 2017 annual meeting for his services on the Board, with all of the shares subject to the awards scheduled to vest on the first anniversary of the grant date. Valuation with respect to the restricted stock is based on a closing bid price of $6.24 on the grant date and, with respect to the stock option, a Black-Scholes grant date fair value per share of $3.32.

(5)	Mr. McMahon received a stock option under the 2016 Plan exercisable for 69,568 shares of Common Stock on November 16, 2017 immediately following the 2017 annual meeting for his services on the Board, with all of the shares subject to the award scheduled to vest on the first anniversary of the grant date. Valuation is based on a Black-Scholes grant date fair value per share of $3.32.

(6)	Mr. Miller received a restricted stock award under the 2016 Plan of 15,826 shares of Common Stock and a stock option award exercisable for 31,652 shares of Common Stock, each on November 16, 2017 immediately following the 2017 annual meeting for his services on the Board, with all of the shares subject to the awards scheduled to vest on the first anniversary of the grant date. Valuation with respect to the restricted stock is based on a closing bid price of $6.24 on the grant date and, with respect to the stock option, a Black-Scholes grant date fair value per share of $3.32.

(7)	This amount includes a restricted stock award under the 2016 Plan of 16,000 shares of Common Stock received on September 27, 2017 by each of Mr. Miller and Ms. Rudy in connection with their appointment to the Board, each which award had a fair market value of $113,920 on the grant date.

(8)	This amount includes a restricted stock award under the 2016 Plan of 11,000 shares of Common Stock received on September 27, 2017 for Mr. Miller’s services as a Board Advisor from January 2017 to June 2017 prior to joining the Board in July 2017, which award had a fair market value of $78,320 on the grant date.

(9)	Ms. Rudy received a restricted stock award under the 2016 Plan of 18,527 shares of Common Stock and a stock option award exercisable for 37,053 shares of Common Stock, each on November 16, 2017 immediately following the 2017 annual meeting for his services on the Board, with all of the shares subject to the awards scheduled to vest on the first anniversary of the grant date. Valuation with respect to the restricted stock is based on a closing bid price of $6.24 on the grant date and, with respect to the stock option, a Black-Scholes grant date fair value per share of $3.32.

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PROPOSAL 2

APPROVAL OF THE AKOUSTIS TECHNOLOGIES, INC. 2018 STOCK INCENTIVE PLAN

General Information

We use equity compensation awards to provide long-term incentive compensation and to attract and retain highly regarded employees and non-employee directors. The Board believes that our equity compensation program is an integral part of our approach to long-term incentive compensation, focused on stockholder return, and our continuing efforts to align stockholder and management interests. We believe that growth in stockholder value depends on, among other things, our continued ability to attract and retain employees, in a competitive workplace market, with the experience and capacity to perform at the highest levels.

The Company currently maintains the Akoustis Technologies, Inc. 2016 Stock Incentive Plan (the “2016 Plan”), which replaced the Akoustis Technologies, Inc. 2015 Equity Incentive Plan and the Akoustis, Inc. 2014 Stock Plan (collectively with the 2016 Plan, the “Prior Plans”). As of the Record Date there were approximately 300,000 shares available for future grants under the 2016 Plan.

In view of the limited number of shares remaining available under the 2016 Plan, on the recommendation of the Compensation Committee, the Board unanimously adopted, subject to approval of Company stockholders, the Akoustis Technologies, Inc. 2018 Stock Incentive Plan (the “2018 Plan”). The shareholders are being asked to vote on this Proposal 2 to approve the 2018 Plan.

The 2018 Plan authorizes equity compensation awards for up to 3,000,000 shares of our Common Stock, plus shares added to the reserve in connection with the expiration, forfeiture or termination of outstanding awards under the Prior Plans. Based on our current grant practices and expected compensation needs, we anticipate this share pool will last for approximately two years. If the 2018 Plan is approved, no further awards will be made under the 2016 Plan. If the 2018 Plan is not approved, the 2016 Plan will remain in effect but will not provide a sufficient share pool to operate our key employee and non-employee director compensation programs going forward.

The Board recommends a vote “FOR” approval of the 2018 Plan.

“Best Practices” Integrated Into the Company’s Equity Compensation Program and the 2018 Plan

Our compensation practices and the 2018 Plan include a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of our stockholders, including the following:

●	Limitation on Shares Issued. No more than 3,000,000 shares of our Common Stock, plus any shares subject to any outstanding awards granted under the Prior Plans, which awards are forfeited, cancelled, terminated, expire or lapse for any reason without the issuance of shares or pursuant to which such shares are forfeited or reacquired by the Company, will be authorized for issuance under the 2018 Plan. No other unused shares under the Prior Plans will be carried forward to the 2018 Plan. See “Award Limitations” below.

●	No Stock Option or Stock Appreciation Right (“SAR”) Repricings Without Stockholder Approval. The 2018 Plan prohibits the repricing of stock options or SARs without stockholder approval. This limitation applies to (i) direct repricings (lowering the exercise price of an option or SAR), (ii) indirect repricings (exchanging an outstanding stock option or SAR that is underwater for cash, for new stock options or SARs with an exercise price less than that applicable to the original option or SAR, or for another equity award) and (iii) if the Common Stock is listed on a stock exchange, any other action that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed (subject in each case to anti-dilution adjustments).

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●	Robust Minimum Vesting and Award Practices. The 2018 Plan generally imposes minimum vesting periods of one year.

●	Double Trigger Vesting on a Change of Control. The 2018 Plan generally provides that awards will vest upon a change of control of the Company only if (i) awards are not assumed, substituted or continued by the surviving company, or (ii) if such awards are assumed, substituted or continued by the surviving company, a participant’s employment is terminated without cause or for good reason within specified time periods related to the change of control.

●	Prudent Change of Control Provisions. The 2018 Plan includes prudent change of control triggers such as requiring a change in beneficial ownership of more than 50% of our voting stock and consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. See “Change of Control” below.

●	Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices. The 2018 Plan does not allow shares to be added back to the maximum share limitation under the 2018 Plan if they were withheld from an award or delivered by a participant to satisfy tax withholding requirements for awards, not issued or delivered as a result of the net settlement of an outstanding award, withheld or delivered to pay the exercise price related to an outstanding award or repurchased on the open market with the proceeds of an option exercise.

●	No Discounted Stock Options or SARs and Limit on Option and SAR Terms. The 2018 Plan requires that stock options and SARs have an exercise price equal to or greater than the fair market value of our Common Stock on the date of grant. In addition, the term of an option or SAR is limited to no more than 10 years.

●	No Grants of “Reload” Awards. The 2018 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).

●	No “Evergreen” Provision. The 2018 Plan requires stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes), rather than permitting an annual “replenishment” of shares under a plan “evergreen” provision.

●	Forfeiture and Recoupment Policies. The 2018 Plan authorizes the Compensation Committee or the Board to reduce or cancel (or cause the recoupment or forfeiture of) a participant’s plan benefits if the participant engages in certain types of detrimental conduct. Participants will also be required to comply with any compensation recovery or similar policies adopted by us from time to time or imposed under applicable laws.

●	Independent Committee Administration. The 2018 Plan will be administered by the Compensation Committee. The Board has assessed Compensation Committee independence and believes that each Compensation Committee member qualifies as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

●	No Dividends or Dividend Equivalent Rights on Unearned Awards. Dividends and dividend equivalent rights on awards issued under the 2018 Plan, whether time-vesting or performance-vesting, may only be paid if and to the extent the award has vested or been earned, and no dividends may be paid on options or SARs.

●	Director Award Limits. The 2018 Plan contains annual limits on the amount of awards that may be granted to non-employee directors.

●	Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute the holdings of existing stockholders.

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Description of the 2018 Plan

The principal features of the 2018 Plan are summarized below. The following summary of the 2018 Plan does not purport to be a complete description of all of the provisions of the 2018 Plan. It is qualified in its entirety by reference to the complete text of the 2018 Plan, which is attached to this proxy statement as Appendix A.

Share Limitations

The maximum number of shares of Common Stock that we may issue or deliver pursuant to awards granted under the 2018 Plan is 3,000,000 shares plus any shares subject to an award granted under the Prior Plans that are forfeited, cancelled, terminated, expire or lapse for any reason without the issuance of shares or pursuant to which such shares are forfeited or reacquired by the Company. As of the effective date of the 2018 Plan (and subject to stockholder approval of the 2018 Plan), no further awards will be granted under the 2016 Plan although awards under the 2016 Plan and the other Prior Plans that are outstanding will continue in accordance with their terms. The maximum number of shares of Common Stock that we may issue pursuant to incentive stock options under the 2018 Plan is 3,000,000 shares.

For purposes of determining the number of shares of Common Stock to be counted against the maximum share limits described above, each share of Common Stock subject to an award will be counted against the limit as one share. In addition, the following shares will be counted against the limits described above and will not be available for re-issuance: (i) shares withheld from an award or delivered by a participant to satisfy tax withholding requirements for awards; (ii) shares not issued or delivered as a result of the net settlement of an outstanding award; (iii) shares withheld or delivered to pay the exercise price related to an outstanding award; and (iv) shares repurchased on the open market with the proceeds of the exercise price.

In calculating the 2018 Plan share limitations described above, the following shares will not be included: (i) shares subject to an award (or any portion of an award) that is canceled, terminates, expires, is forfeited or lapses for any reason; (ii) awards settled in cash; (iii) dividends, including dividends paid in shares; and (iv) any shares subject to an award other than an option or SAR that are not issued for any reason, including by reason of failure to achieve performance goals.

Shares issued under the 2018 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2018 Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2018 Plan and will not reduce the maximum number of shares available under the 2018 Plan, subject to applicable stock exchange listing requirements, if any.

The number of shares reserved for issuance under the 2018 Plan may be adjusted in the event of an adjustment in the capital structure of the Company (due to a merger, change in control, consolidation, recapitalization, stock split, stock dividend or similar event), as provided in the 2018 Plan.

On the Record Date, the closing sales price of our Common Stock as reported on the NASDAQ under the symbol AKTS was $8.12 per share.

Non-Employee Directors Award Limitation

The 2018 Plan limits awards to non-employee directors. The maximum number of shares that may be subject to awards granted to any non-employee director in any 12-month period is 200,000 (or the equivalent value of such shares based on the fair market value per share of Common Stock on the date of grant of such an award), provided that any director cash retainer fees or other fees that are settled in shares of Common Stock will not be subject to this limitation.

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Adjustments

The number of shares reserved for issuance under the 2018 Plan, the award limitations and the terms of awards may be adjusted in the event of an adjustment in the capital structure of the Company (due to a merger, change in control, consolidation, recapitalization, stock split, stock dividend or similar event) or as otherwise provided in the 2018 Plan.

Purpose and Eligibility; Term

The purposes of the 2018 Plan are to encourage and enable selected employees, non-employee directors and consultants of the Company and its affiliates to acquire or increase their holdings of our Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and our stockholders. The 2018 Plan is also intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of our operation largely depends.

If approved by our stockholders, the effective date of the 2018 Plan will be November 15, 2018, and awards may be granted under the 2018 Plan until the tenth anniversary of that date (i.e., November 15, 2028) or any earlier termination date set by the Board.

The 2018 Plan’s purposes will be carried out by the granting of awards to selected participants. Awards may be granted to selected (i) employees of the Company or our affiliates (ii) non-employee directors of the Board and (iii) consultants in the discretion of the Administrator (as defined below under “Administration; Amendment and Termination; Minimum Vesting Requirements”). As of the Record Date, 74 employees (including three executive officers), six non-employee directors and six consultants were eligible to participate in the 2018 Plan.

The types of awards authorized under the 2018 Plan include: stock options in the form of incentive options and/or nonqualified options; SARs in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards, restricted stock units (or “RSUs”) and/or deferred stock units; performance awards in the form of performance shares and/or performance units; other stock-based awards; and/or dividend equivalent awards. We discuss the material terms of each type of award below under “Types of Awards.”

Administration; Amendment and Termination;

The 2018 Plan may be administered by the Board or, upon its delegation, by the Compensation Committee. As a matter of practice, the Compensation Committee will administer the 2018 Plan, following Board delegation, subject to Board oversight. Each member of the Compensation Committee is intended to be independent. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.”

Subject to the terms of the 2018 Plan, the Administrator’s authority includes but is not limited to the authority to:

●	determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award;

●	prescribe the form(s) of award agreements under the 2018 Plan;

●	establish, amend and rescind rules and regulations for the administration of the 2018 Plan;

●	correct any defect, supply any omission or reconcile any inconsistency in the 2018 Plan or in any award or award agreement; and

●	construe and interpret the 2018 Plan, awards and award agreements made under the 2018 Plan, interpret rules and regulations for administering the 2018 Plan and make all other determinations deemed necessary or advisable for administering the 2018 Plan.

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In certain circumstances, the Board may delegate authority (within specified parameters) to one or more officers (or a special committee of the Board consisting of one or more directors who are also officers of the Company) to grant awards, and to make other determinations under the 2018 Plan with respect to such awards to participants who are not directors or officers subject to Section 16 under the Exchange Act or covered employees under Code Section 162(m).

The 2018 Plan and awards made under the 2018 Plan may be amended, suspended or terminated at any time by the Board (or the Administrator, with respect to awards). Stockholder approval is required for any amendment to the 2018 Plan if required by applicable laws, rules or regulations, and an amendment or termination of an award generally may not materially adversely affect the rights of a participant without the participant’s consent. The Administrator also has unilateral authority to amend the 2018 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations. The Administrator may also adjust awards upon the occurrence of certain unusual or nonrecurring events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits under the 2018 Plan or to comply with applicable accounting principles or applicable laws, rules or regulations.

No Repricing of Options or SARs

Stockholder approval is required to take any action with respect to option or SAR “repricing,” that is (i) amending the terms of outstanding options or SARs to reduce the exercise price (ii) exchanging outstanding options or SARs for cash, options or SARs with an exercise price that is less than the exercise price of the original option or SAR or for other equity awards at a time when the original option or SAR has an exercise price above the fair market value of our Common Stock or (iii) taking other action that would be treated as a repricing under any applicable stock exchange rules.

Minimum Vesting Requirements

Awards granted under the 2018 Plan will generally be subject to a minimum vesting period of one year. However, the Administrator may provide for acceleration of vesting of all or a portion of an award in the event of the participant’s death, disability or retirement or, under certain circumstances, upon a change of control of the Company. In addition, the Administrator may grant awards without a minimum vesting period or may accelerate the vesting of all or a portion of an outstanding award for any reason, but only with respect to awards for no more than an aggregate of 5% of the total number of authorized shares under the 2018 Plan. The 2018 Plan also permits the grant of awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers or similar transactions, awards granted as an inducement to be employed by the Company or awards granted to replace forfeited awards from a former employer or in exchange for foregone cash compensation. Our historical practice generally has been to impose four year vesting periods for equity awards. We currently anticipate that employee awards granted under the 2018 Plan will also generally have multi-year vesting periods.

Types of Awards

A summary of the material terms of the types of awards authorized under the 2018 Plan is provided below.

Options. Options granted under the 2018 Plan may be incentive options or nonqualified options. Incentive options may only be granted to our employees. The Administrator will determine the exercise price for options. The exercise price may be no less than 100% of the fair market value per share of our Common Stock on the date the option is granted, or 110% of the fair market value with respect to incentive stock options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock (except for certain options assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations). The exercise price is payable in cash or cash equivalent, and except where prohibited by the Administrator or applicable law, by delivery of shares of our Common Stock owned by the participant (so long as a public market exists at the time of exercise), withholding of shares upon exercise of the option, delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price or by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law (or any combination of these methods).

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The Administrator will determine the term and conditions of an option, the period or periods during which a participant may exercise an option and any conditions on the ability of a participant to exercise an option. The option period may not exceed 10 years, or five years with respect to incentive options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock, if any. Options are generally subject to certain restrictions on exercise if the participant terminates employment or service, unless an award agreement provides otherwise.

Stock Appreciation Rights. SARs may be granted in the form of “related SARs” or freestanding SARs. A related SAR is granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of Common Stock subject to the related option, and a freestanding SAR is an SAR that is not granted in tandem with an option. The holder of an SAR is entitled to receive consideration equal to the excess, if any, of the fair market value of a share of our Common Stock on the date of exercise over the exercise price per share of such SAR, multiplied by the number of SARs being exercised. This consideration may be paid in cash, shares of Common Stock (valued at fair market value on the date of the SAR exercise) or a combination of cash and shares of Common Stock, as determined by the Administrator. The exercise price may be no less than 100% of the fair market value per share of our Common Stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations).

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. An SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to the related options in the case of related SARs.

Restricted Awards. Restricted awards may be in the form of restricted stock awards, RSUs and/or deferred stock units that are subject to certain vesting conditions. Restricted stock awards are payable in shares of Common Stock. Restricted stock units and deferred stock units may be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the 2018 Plan and at the discretion of the Administrator.

Subject to Plan terms, the Administrator will determine the restriction period and vesting conditions applicable to any restricted award. Vesting conditions may include payment of a specified purchase price, attainment of performance objectives, continued service or employment for a certain period of time, retirement, disability, death or other termination of employment or service or any combination of conditions. Performance measures may vary between participants and will be based upon such performance factors or criteria as the Administrator determines.

The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to establish and interpret the terms and conditions of restricted awards.

Performance Awards. Performance awards may be in the form of performance shares and/or performance units. Performance shares are granted with reference to a specified number of shares of our Common Stock and entitle the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator). An award of a performance unit is a grant in an amount determined by the Administrator that gives the holder the opportunity to receive shares of Common Stock, a cash payment or combination of Common Stock and cash (as determined by the Administrator).

Subject to Plan terms, the Administrator will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include payment of a specified purchase price, attainment of performance objectives, continued service or employment for a certain period of time or a combination of such or other conditions. Performance measures may vary between participants and will be based upon such performance factors or criteria as the Administrator determines.

The Administrator has authority to determine whether and to what degree performance awards have been earned and are payable, as well as to interpret the terms and conditions of performance awards.

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For performance awards, as well as performance-based restricted awards, the Administrator may select any performance factors or criteria as it may deem appropriate, which may include (without limitation) any of the following: (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) pre-tax income; (x) book value per share; (xi) return on investment; (xii) return on capital; (xiii) improvements in capital structure; (xiv) expense management; (xv) profitability including of an identifiable business unit or service offering; (xvi) maintenance or improvement of profit margins; (xvii) stock price or total shareholder return; (xviii) market share; (xix) revenues or sales; (xx) costs; (xxi) working capital; (xxii) economic wealth created; (xxiii) strategic business criteria; (xxiv) efficiency ratio(s); (xxv) operating ratio(s); (xxvi) achievement of division, group, function or corporate financial, strategic or operational goals; (xxvii) gross margins; (xxviii) product productions or shipments; and (xxix) comparisons with stock market indices or performance metrics of peer companies.

Other Stock-Based Awards. The Administrator may grant other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or awards for shares of Common Stock. Such other stock-based awards include, but are not limited to, awards granted in lieu of bonus, salary or other compensation, awards granted with vesting or performance conditions and/or awards granted without being subject to vesting (subject to the minimum vesting requirements summarized above) or performance conditions. The Administrator will determine the number of shares of Common Stock to be awarded to a participant under (or otherwise related to) such other stock-based awards, whether such awards may be settled in cash or shares of Common Stock, other securities or any other form of property (or a combination of such forms of consideration), and the other terms and conditions of such awards.

Dividends and Dividend Equivalents. The Administrator may provide that awards (other than options and SARs) earn dividends or dividend equivalents. However, dividends and dividend equivalents, if any, on unearned or unvested awards (time-vesting or performance-vesting) may not be paid (even if accrued) unless and until the underlying award has vested and/or been earned.

Change of Control

Under the terms of the 2018 Plan, the following provisions will apply in the event of a change of control (except to the extent, if any, otherwise required under Code Section 409A):

●	To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits as awards outstanding under the 2018 Plan (as determined by the Administrator), (i) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the restriction period, performance period and/or performance factors or criteria applicable to any award other than options or SARs will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at the greater of actual performance or target performance).

●	In addition, in the event that an award is substituted, assumed or continued, the award will become vested (and, in the case of options and SARs, exercisable) in full and any restrictions, including but not limited to the restriction period, performance period and/or performance factors or criteria applicable to any outstanding award will be deemed to have been met and such awards will become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at the greater of actual performance or target performance), if the employment or service of the participant is terminated within two years after the effective date of a change of control if such termination of employment or service (i) is by the Company without cause or (ii) is by the participant for good reason.

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●	Further, if a participant has entered into an employment agreement or other similar arrangement as of the effective date of the Plan, the participant is entitled to the greater of the benefits provided upon a change of control of the Company under the Plan or the respective employment agreement or other similar arrangement as in effect on the Plan’s effective date, and such employment agreement or other similar arrangement will not be construed to reduce in any way the benefits otherwise provided to a participant upon a change of control as defined in the Plan.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Code Section 422 and related regulations. Awards other than incentive options are generally not transferable other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended.

Termination of Employment or Service

If a participant’s employment or service is terminated for any reason, the Administrator will determine the extent, if any, to which a participant may have the right to exercise or vest in his or her awards following termination. These rights, if any, generally will be stated in the participant’s award agreement. Unless otherwise determined by the Administrator or provided in an award agreement, all or any part of an award that has not vested or been earned will be forfeited immediately upon a termination of the participant’s employment or service for any reason.

Forfeiture, Recoupment and Stock Retention

As noted above, the Administrator may require the reduction, cancellation, forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and may require that a participant comply with any compensation recovery policy (i.e., a “clawback policy”) and any stock ownership and retention policy or other policies and guidelines adopted by the Company from time to time and/or other similar policies that may apply to the participant or be imposed under applicable laws.

Material Federal Income Tax Consequences

The following is a general, brief summary of the principal federal income tax consequences of certain awards and transactions under the 2018 Plan. The following summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences, nor does it describe the consequences to any particular participant.

Nonqualified Stock Options and SARs. In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

SARs are treated very similarly to nonqualified stock options for tax purposes. The holder of a SAR will not normally realize any taxable income upon the grant of the SAR. Upon the exercise of a SAR, the person exercising the SAR will realize compensation taxable as ordinary income equal to either: (i) the cash received upon the exercise; or (ii) if shares are received upon the exercise of the SAR, the fair market value of such shares as of the exercise date.

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ISOs. Options issued and designated as ISOs are intended to qualify for special tax treatment under Code Section 422. Under the provisions of Code Section 422, an optionee will not be required to recognize any income for federal income tax purposes at the time of grant of an ISO, nor is the Company entitled to any deduction. The exercise of an ISO is also not a taxable event, although the difference between the option price and the fair market value of the option shares on the date of exercise is an item of tax preference for purposes of the alternative minimum tax.

The taxation of gain or loss upon the sale of shares acquired upon exercise of an ISO depends, in part, on whether the shares are held for at least two years from the date the option was granted and at least one year from after the date the shares were transferred to the optionee. If shares issued to an optionee upon the exercise of an ISO are not disposed of prior to satisfying the holding period requirements, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to satisfying the holding period requirements described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount.

Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option.

Restricted Stock, RSUs, Deferred Stock Units, Performance Awards and Other Stock-Based Awards. A participant will generally not have taxable income upon the grant of restricted stock, RSUs, deferred stock units, performance awards or other stock-based awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received (less any amount paid by the participant). For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Dividend Equivalent Rights. No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received.

Deductibility of Executive Compensation. We generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, including Section 162(m). Under Section 162(m) as amended by the Tax Cuts and Jobs Act, we cannot deduct compensation paid to certain covered employees in a calendar year that exceeds $1 million.

Section 409A. We intend that awards granted under the 2018 Plan will comply with, or otherwise be exempt from, Code Section 409A (to the extent applicable), but we make no representations to that effect.

New Plan Benefits

The granting of awards under the 2018 Plan is discretionary. As such, the Board cannot now determine the number, value or type of awards to be granted in the future for any individual or group of individuals. The equity grant program for our non-employee directors is described under the Director Compensation section in this Proxy Statement.

Equity Compensation Plan Information

The following table provides information as of June 30, 2018 with respect to compensation plans under which our equity securities are available for issuance.

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Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders—options	1,338,859	(1)	$6.06	738,247	(3)

Equity compensation plans approved by security holders—restricted stock units	879,494	(2)	$0.00	-

Equity compensation plans not approved by security holders	-			-

Total	2,218,353			738,247	(3)

(1)	Consists of 160,000 shares of Common Stock issuable upon the exercise of outstanding options granted under the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) and 1,178,859 shares of Common Stock issuable upon the exercise of outstanding options granted under the Company’s 2016 Stock Incentive Plan (the “2016 Plan”).

(2)	Consists of 879,494 shares of Common Stock to be issued upon the vesting of outstanding restricted stock units granted under the 2016 Plan.

(3)	As of June 30, 2018, 738,247 additional shares of Common Stock remained available for future issuance under the 2016 Plan. No additional grants will be made under the Company’s 2014 Stock Plan or the 2015 Plan.

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PROPOSAL 3

APPROVAL OF THE AKOUSTIS TECHNOLOGIES, INC. EMPLOYEE STOCK PURCHASE PLAN

To provide employees of the Company with the opportunity to acquire a proprietary interest in the Company’s growth and performance, to generate an increased incentive to contribute to our future success and to enhance the our ability to attract and retain qualified individuals, the Board approved the Akoustis Technologies, Inc. Employee Stock Purchase Plan effective as of August 24, 2018 (the “ESPP”). The ESPP is intended to be a qualified employee stock purchase plan under Section 423 of the Code.

The ESPP provides employees of the Company and its subsidiaries the opportunity to acquire an ownership interest in the Company through the purchase of our Common Stock at a price below current market prices. The ESPP currently provides that the purchase price is at 85% of the fair market value of the Common Stock on the first trading day of each ESPP offering period or on the last day of the offering period, whichever is lower − i.e., a 15% discount.

The principal features of the ESPP are summarized below. The following summary of the ESPP does not purport to be a complete description of all of the provisions of the ESPP. It is qualified in its entirety by reference to the complete text of the ESPP, which is attached to this proxy statement as Appendix B.

The Board recommends a vote “FOR” approval of the ESPP.

Description of the Plan

Administration of the ESPP. Our Compensation Committee of the Board (the “Committee”) has authority to administer, interpret and implement the terms of the ESPP. The Committee may delegate its powers under the ESPP to any person or persons as a third party administrator as necessary or appropriate to administer and operate the ESPP. References to the Committee herein will mean any appointed third party administrator as well. The Committee will have the discretion to set the terms of each offering in accordance with the provisions of the ESPP, to designate any subsidiaries of the Company to participate in the ESPP, to make all determinations regarding the ESPP, including eligibility, and otherwise administer the ESPP.

Number of Authorized Shares. A total of 500,000 shares of our Common Stock have been reserved under the amended ESPP, subject to adjustment in the event of any significant change in our capitalization, such as a stock split, a combination or exchange or shares, or a stock dividend or other distribution.

Eligibility and Participation. All of our employees generally are eligible to participate in the ESPP. As of the Record Date, 74 employees (including three executive officers) would be eligible to participate in the ESPP. However, the Committee may provide with respect to any offering that employees will not be eligible to participate in the offering if (i) they have been employed by the Company or a subsidiary for less than two (2) years, (ii) they are customarily employed by us or any participating subsidiary for less than twenty (20) hours per week or less than five (5) months in any calendar year or (iii) they are “highly compensated employees” of the Company or a subsidiary within the meaning of Code Section 414(q). In addition, an employee may not be granted rights to purchase stock under our ESPP if such employee would:

•	immediately after any grant of purchase rights, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of our capital stock; or

•	hold rights to purchase stock under all of our employee stock purchase plans that would accrue at a rate that exceeds $25,000 worth of our stock for each calendar year.

Offering Periods. The Plan will be implemented by consecutive offering periods with a new offering period commencing on the first day of the relevant offering period and terminating on the last day of the relevant offering period. Unless otherwise determined by the Committee, offering periods will run from June 1st through November 30th and from December 1st through May 31st. The Committee may change the duration, frequency, start date, and end date of offering periods, provided that offering periods will not exceed 27 months.

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Payroll Deductions. Except as otherwise provided by the Committee, up to a maximum of 10% of a participant’s eligible “compensation” (as defined in the ESPP), may be contributed by payroll deductions toward the purchase of shares during each offering period. A participant may elect to increase or decrease the rate of such contributions during any subsequent enrollment period by following electronic or other procedures prescribed by the Committee. Any such new rate of contribution will become effective on the first day of the first offering period following the completion such form. A participant may not change his or her rate of contributions during an offering period. Payroll deductions are held by the Company and do not accrue interest.

Exercise of Purchase Rights. Amounts deducted and accumulated by the participant are used to purchase whole shares of our Common Stock at the end of each offering period. Amounts remaining for any fractional share that cannot be purchased are promptly returned to the participant. The purchase price of the shares will be 85% (or such other percentage determined by the Committee that is not less than 85%) of the fair market value of our Common Stock on the first trading day of the offering period or on the last day of the offering period, whichever is lower. On the Record Date, the closing sales price of our Common Stock as reported on the NASDAQ under the symbol AKTS was $8.12 per share. The maximum number of shares purchasable per participant during any single offering period may not exceed 2,000 shares (or such other limit as may be imposed by the Committee), subject to adjustment in the event of certain changes in our capitalization.

Withdrawals. Under procedures established by the Committee, a participant may withdraw from the Plan during an offering period at least 15 days before the purchase date. If a Participant withdraws from the ESPP during an offering period, his or her accumulated contributions will be refunded without interest. If a participant withdraws from an offering, no payroll deductions will be made for any subsequent offering period unless the participant re-enrolls.

Termination of Employment; Change in Employment Status. If a participant ceases to be an eligible employee prior to a purchase date, contributions for the participant will be discontinued and any amounts credited to the participant’s account will be promptly refunded, without interest.

Transferability. Purchase rights granted under the ESPP are not transferable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.

Amendment and Termination. The Committee in its discretion may amend, suspend or terminate the ESPP at any time. Unless sooner terminated, the ESPP will terminate at the earlier of the time that all of the shares reserved under the ESPP have been issued under the terms of the ESPP or August 24, 2028, the tenth (10th) anniversary of the effective date of the ESPP. The ESPP also includes provisions related to the impact on the ESPP in case of a dissolution of the Company or certain other corporate transactions.

Benefits Under ESPP. Benefits to be received by participants under the ESPP, including our executive officers, are not currently determinable because participation in the ESPP is voluntary and the benefits are subject to the market price of the Common Stock at future dates.

Material Federal Income Tax Consequences

The following is a general, brief summary of the principal federal income tax consequences of certain awards and transactions under the 2018 Plan. The following summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences, nor does it describe the consequences to any particular participant.

It is the intention of the Company that the ESPP will qualify as an employee stock purchase plan under Code Section 423. The provisions of the ESPP, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code. The Company believes that the following federal income consequences normally will apply with respect to the ESPP.

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The payroll deductions withheld from a participant’s pay under the ESPP will be taxable income to the participant and must be included in the participant’s gross income for federal income tax purposes in the year which such amounts otherwise would have been received.

A participant will not be required to recognize any income for federal income tax purposes either at the time the participant is granted an option (which will be on the first day of the offering period) or by virtue of the exercise of the option (which will take place on the last day of such offering period). The federal income tax consequences of a sale or disposition of shares acquired under the ESPP depend in part on the length of time the shares are held by a participant before such sale or disposition. If a participant sells or otherwise disposes of shares acquired under the ESPP (other than any transfer resulting from death) within two (2) years after the first day of the applicable offering period or one (1) year after the shares are acquired (the “Holding Period”), the participant must recognize ordinary compensation income in the year of such disposition in an amount equal to the excess of (i) the fair market value of the shares on the date such shares were acquired over (ii) the price paid for the shares by the participant. The amount of “ordinary” compensation income recognized by the participant will be added to the participant’s basis in such shares for purposes of determining any additional gain or loss realized by the participant on the sale of the shares. Any such additional gain or loss will be taxed as capital gain or loss, long or short, depending on how long the participant held the shares.

If a participant sells shares acquired under the ESPP after the Holding Period or if the participant dies, the participant or the participant’s estate must include as ordinary compensation income in the year of sale (or the taxable year ending upon death) an amount equal to the lesser of (i) the excess of the fair market value of the shares on the first day of the offering period over the option price (determined as if the option had been exercised on the first day of the offering period), or (ii) the excess of the fair market value of the shares at the time of sale of the shares or on the date of death over the price paid for the shares by the participant. Except in the case of a transfer as a result of death, the amount of ordinary income recognized by the participant will be added to the participant’s basis in such shares. Any gain realized upon the sale in excess of such basis will be taxed as a long-term capital gain. Any loss realized will be treated as long-term capital loss.

The Company will not receive any income tax deduction as a result of issuing shares pursuant to the ESPP, except to the extent that a participant is required to include as ordinary income amounts arising upon the sale or disposition of such shares as discussed above.

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PROPOSAL 4

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JUNE 30, 2019

The Board of Directors has retained Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019. In determining that Marcum be retained as the Company’s independent registered public accounting firm, the Board considered whether the provision of non-audit services by Marcum was compatible with maintaining Marcum’s independence and concluded that it was. Even if the engagement of Marcum is ratified, the Board may, in its discretion appoint a different independent registered public accounting firm at any time during the year if it determines that such appointment would be in the best interests of the Company and its stockholders.

A representative of Marcum is expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

Fees

The aggregate fees billed to us by Marcum for services rendered for each of the fiscal years ended June 30, 2017 and June 30, 2018 are set forth in the table below:

Fee Category	Fiscal year ended June 30, 2018	Fiscal year ended June 30, 2017

Audit fees (1)	$188,294	$165,481
Audit-related fees (2)	78,858	197,830
Tax fees (3)	—	25,393
All other fees	—	—

Total fees	$267,152	$388,704

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)	For the fiscal year ended June 30, 2018, audit-related fees are related to the review of the registration statement on Form S-8 for shares issued under the Prior Plans as well as professional services rendered in connection with the private placement of our convertible senior secured notes in May 2018. For our prior fiscal year ended June 30, 2017, audit-related fees are for services related to the acquisition of our Canandaigua, New York facility, as well as the review of the selling stockholder registration statement for the resale of shares of our Common Stock issued in private placements in 2016 and 2017 and the registration statement on Form S-8 for the 2016 Plan.

(3)	Tax fees consist of fees billed for tax return preparation.

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Pre-Approval Practice

The Board established an Audit Committee in February 2017. The Audit Committee’s responsibilities include establishing policies and procedures for the review and pre-approval by the Audit Committee of, and approving or pre-approving, all auditing services and permissible non-audit services to be performed by the independent registered public accounting firm, and any non-audit services to be performed by any other accounting firm. Our Audit Committee has adopted procedures for the pre-approval of services to be performed by the independent public accountants. Pursuant to this pre-approval policy, the Audit Committee considers, at least annually, and approves the terms of the audit engagement. At each regularly scheduled Audit Committee meeting, the committee members review both a report summarizing the services, provided or anticipated to be provided by the auditor and the related fees and costs, and a listing of newly requested services subject to pre-approval since its last regularly scheduled meeting. Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis, prior to the performance of the auditor. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to preset fee limits. The Audit Committee reviews requests for the provision of audit and non-audit services by the Company’s independent public accountants and determines if they should be approved. Such requests could be approved either at a meeting of the Audit Committee or upon approval by the Chair of the Audit Committee if approval is needed between Audit Committee meetings. Any such interim approvals must be reported to the Audit Committee at its next scheduled meeting. Prior to approving any services, the Audit Committee considers whether the provision of such services is consistent with the SEC’s and the PCAOB’s rules on auditor independence and is compatible with maintaining the independence of the Company’s public accountants.

All fees described above related to audit, audit-related, tax, and other permitted non-audit services were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended June 30, 2018 with management and its independent registered public accounting firm. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended June 30, 2018 be included in the Company’s Form 10-K for the fiscal year ended June 30, 2018 for filing with the SEC. Respectfully submitted by the Audit Committee.

Suzanne B. Rudy (Chair)

Jerry D. Neal

Jeffrey K. McMahon

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Set forth below is a description of such related-party transactions that occurred since July 1, 2017.

Certain of our directors and officers participated in a private placement of our common stock at a price of $5.50 per share that closed on November 14, 2017 (the “November 2017 Offering”). Specifically:

●	Jerry Neal, one of our directors and Co-Chairman of our Board of Directors, purchased 154,545 shares of Common Stock for an aggregate purchase price of $849,998 in the November 2017 Offering.

●	Arthur Geiss, one of our directors and Co-Chairman of our Board of Directors, purchased 1,818 shares of Common Stock for an aggregate purchase price of $9,999 in the November 2017 Offering.

●	Steven DenBaars, Jeffrey McMahon and Suzanne Rudy, members of our Board of Directors, each purchased 5,454 shares of Common Stock for an aggregate purchase price of $29,997 for each such Board member in the November 2017 Offering.

On December 1, 2017 a brother of the Company’s Chief Executive Officer purchased 12,000 shares of the Company’s common stock in a private placement at a price of $5.50 per share for an aggregate purchase price of $66,000.

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SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16 of the Exchange Act requires the directors, certain officers, and beneficial owners of more than ten percent of a class of securities registered under Section 12 of the Exchange Act to file reports with the SEC indicating their holdings of and transactions in such securities and to provide copies of such reports to the issuer of such securities. Based solely upon a review of the copies of the reports furnished to the Company, the Company believes all such reporting persons complied with such reporting obligations during the fiscal year ended June 30, 2018, except for a late Form 4/A filed on December 18, 2017 by Jeffrey B. Shealy reporting a restricted stock award and stock option award issued to his wife.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS

Under certain conditions, stockholders may request that we include a proposal or director nomination at a forthcoming meeting of our stockholders in the proxy materials of the Company for such meeting. Under Exchange Act Rule 14a-8, any stockholder desiring to present a proposal to take action at the 2019 annual meeting of stockholders and include such proposal in our proxy materials must ensure that we receive the proposal, to be eligible for inclusion in our proxy statement, at our principal executive offices at 9805 Northcross Center Court, Suite A, Huntersville, North Carolina 28078 no later than May 24, 2019.

In order for a stockholder proposal, including a nomination for election to the Board of Directors, to be submitted at the 2019 annual meeting of stockholders (but not included in our proxy statement), such proposal must be received by the Company’s Secretary at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Any stockholder proposal to be submitted at the 2019 annual meeting of stockholders (but not included in our proxy statement) will not be considered timely unless the notice required by our Bylaws is delivered to the Secretary not earlier than the close of business on July 5, 2019 and not later than the close of business on August 3, 2019.

The stockholder notice, with respect to all stockholder proposals, must comply in all respects with Article II, Section 9 of the Company’s Bylaws, which requires that such proposal be in writing and include (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Company that are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information relating to the person or the proposal that is required to be disclosed pursuant to Regulation 14A under the Exchange Act.

In addition, a stockholder notice with respect to director nominations must also include (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder.

This section is subject to and qualified entirely by the requirements for stockholder proposals set forth in the Company’s Bylaws. A copy of the Company’s Bylaws is available upon written request to: Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite A, Huntersville, North Carolina 28078, Attention: Secretary.

It is presently anticipated that the Company’s 2019 annual meeting of stockholders will be held in November 2019. However, if the date of the 2019 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the 2018 Annual Meeting, the Company will, in a timely manner, provide public notice of the new date of the 2019 annual meeting of stockholders and the new dates by which stockholder proposals submitted pursuant to and outside of Exchange Act Rule 14a-8 must be received by the Company.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

ANNUAL REPORT

We filed an Annual Report on Form 10-K with the SEC on August 29, 2018. We make available on our website, www.akoustis.com, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Stockholders may also obtain a copy of these reports, without charge, upon request to: Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite A, Huntersville, North Carolina 28078, Attention: Andrew Wright.

OTHER MATTERS

As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast in the discretion of the proxy holders at the Annual Meeting. The Board of Directors does not know of any such other business.

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Appendix A

AKOUSTIS TECHNOLOGIES, INC.

2018 STOCK INCENTIVE PLAN

1.	Purpose

The purposes of the Plan are to encourage and enable selected Employees, Directors and Consultants of the Company and its Affiliates to acquire or increase their holdings of Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants.

2.	Effective Date; Term

The Effective Date of the Plan shall be ___________, 2018, the date it was approved by the Company’s stockholders (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after ____________, 2028. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 16(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement. The Plan replaces the Prior Plans, and no further grants will be made under the Prior Plans after the Effective Date.

3.	Definitions

In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:

(a)          Administrator means the Board and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)          Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which controls, is controlled by or is under common control with the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(c)          Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange. References to any applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Administrator determines otherwise.

(d)          Award means a grant under the Plan of an Incentive Option; a Nonqualified Option; a Stock Appreciation Right; a Restricted Stock Award; a Restricted Stock Unit; a Deferred Stock Unit; a Performance Share; a Performance Unit; an Other Stock-Based Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

A-1

(e)          Award Agreement means an award agreement or certificate (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant, specifying such terms, conditions and restrictions as may be established by the Administrator with regard to an Award and shares of Common Stock or any other benefit related to an Award.

(f)          Board or Board of Directors means the Board of Directors of the Company.

(g)          Cause means, unless otherwise provided in an Award Agreement or determined by the Administrator, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment agreement, change in control agreement, consulting agreement or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal to perform his or her duties for the Company or an Affiliate; or (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(h)          A Change of Control shall (except as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

(i)          The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock;

(ii)         The date of the consummation of (A) a merger, recapitalization, consolidation or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty-one percent (51%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or

(iii)        The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s stockholders or the appointment of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period (excluding, for this purpose, any such person whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consent by or on behalf of a Person other than the Board).

For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.

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For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.

Notwithstanding the preceding provisions of this Section 3(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

(i)          Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(j)          Committee means the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board which may be appointed to administer the Plan in whole or in part.

(k)         Common Stock means the common stock of Akoustis Technologies, Inc., $0.001 par value, or any successor securities thereto.

(l)          Company means Akoustis Technologies, Inc., together with any successor thereto. In the Administrator’s discretion, the term “Company” may also refer to the Company and any or all of its Affiliates.

(m)        Consultant means an independent contractor, consultant or advisor providing services (other than capital raising services) to the Company or an Affiliate.

(n)         Deferred Stock Unit means a Restricted Stock Unit, the terms of which may, in the Administrator’s discretion, provide for delivery of shares of Common Stock, cash or a combination thereof on a date or dates subsequent to the date the Award is earned and vested, as provided in Section 9.

(o)         Director means a member of the Board.

(p)         Disability shall, unless otherwise provided in an Award Agreement or determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.

(q)         Dividend Equivalent Award means a right granted to a Participant pursuant to Section 12 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(r)          Effective Date means the effective date of the Plan, as provided in Section 2.

(s)          Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h).

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(t)          Exchange Act means the Securities Exchange Act of 1934, as amended.

(u)         Exercise Price means the price at which an Option or SAR may be exercised, as provided in Section 7(b) and Section 8(a), respectively.

(v)         Fair Market Value per share of the Common Stock shall be established by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (i) if the shares of Common Stock are listed for trading on the New York Stock Exchange, LLC (“NYSE”), the NASDAQ Stock Market LLC (“Nasdaq”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on the principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the NYSE, Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(w)         Full Value Award means an Award, other than in the form of an Option or SAR, which is settled by the issuance of Common Stock.

(x)          Good Reason means, unless otherwise provided in an Award Agreement or determined by the Administrator, in the context of a Change of Control, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment agreement, change of control agreement, consulting agreement or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary as in effect immediately prior to the date of the Change of Control, (B) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control, or (C) the relocation by the Company of the Participant’s principal place of employment by more than 100 miles from the location at which the Participant was stationed immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director’s termination from service on the Board shall be for “Good Reason” if the Participant ceases to serve as a Director, or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board of Directors of the Company or the board of directors of the surviving entity, as the case may be. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. In the context other than a Change of Control, “Good Reason” shall be as defined by the Administrator. The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.

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(y)         Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(z)          Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(aa)        Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Exercise Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.

(bb)       Option Period means the term of an Option, as provided in Section 7(d).

(cc)        Other Stock-Based Award means a right, granted to a Participant under Section 11, that relates to or is valued by reference to shares of Common Stock or other Awards relating to shares of Common Stock.

(dd)       Parent means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(ee)        Participant means an individual who is an Employee employed by, or a Director or Consultant providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(ff)         Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(gg)       Performance Measures mean one or more performance factors or criteria which may be established by the Administrator with respect to an Award. Performance Measures may be based on such performance factors or criteria as the Administrator in its discretion may deem appropriate, which may include, without limitation: (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) pre-tax income; (x) book value per share; (xi) return on investment; (xii) return on capital; (xiii) improvements in capital structure; (xiv) expense management; (xv) profitability including of an identifiable business unit or service offering; (xvi) maintenance or improvement of profit margins; (xvii) stock price or total shareholder return; (xviii) market share; (xix) revenues or sales; (xx) costs; (xxi) working capital; (xxii) economic wealth created; (xxiii) strategic business criteria; (xxiv) efficiency ratio(s); (xxv) operating ratio(s); (xxvi) achievement of division, group, function or corporate financial, strategic or operational goals; (xxvii) gross margins; (xxviii) product productions or shipments; and (xxix) comparisons with stock market indices or performance metrics of peer companies. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or other Affiliates or one or more of its segments, operating units or groups, divisions, departments, partnerships, joint ventures or minority investments, facilities, product lines or products service offerings or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria also may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after tax basis and/or any combination thereof. For avoidance of doubt, the foregoing list of performance factors and criteria are illustrative only, and the Administrator may select any other objective or subjective performance criteria as it may determine.

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(hh)       Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ii)          Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(jj)          Plan means the Akoustis Technologies, Inc. 2018 Stock Incentive Plan, as it may be amended and/or restated.

(kk)        Prior Plans means the Akoustis, Inc. 2014 Stock Plan, the Akoustis Technologies, Inc. 2015 Equity Inventive Plan and the Akoustis Technologies, Inc. 2016 Stock Inventive Plan, in each case as the same may be amended and/or restated.

(ll)          Restricted Award means a Restricted Stock Award, a Restricted Stock Unit Award and/or a Deferred Stock Unit, as provided in Section.

(mm)      Restricted Stock Award means an Award of shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(nn)       Restricted Stock Unit means an Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the unfunded promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any performance or other terms and conditions established by the Administrator.

(oo)       Retirement shall, unless otherwise provided in an Award Agreement or determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in any employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Retirement”), then “Retirement” shall, unless the Administrator determines otherwise, mean retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.

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(pp)       SAR or Stock Appreciation Right means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value on the date of exercise over the Exercise Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(qq)       Securities Act means the Securities Act of 1933, as amended.

(rr)         Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(ss)        Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

4.	Administration of the Plan

(a)          The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.

(b)         Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards and Award Agreements, interpret rules and regulations for administering the Plan and make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, subject to the restrictions contained in Section 4(c) herein, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors or Consultants under any other compensation plan, program or arrangement of the Company or an Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) or other arrangements as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan.

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(c)          Notwithstanding the provisions of Section 4(b), Awards granted to a Participant under the Plan shall be subject to a minimum vesting period of one year; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an Award in the event of a Participant's death, Disability or Retirement, or (to the extent provided pursuant to Section 13 herein) upon the occurrence of a Change of Control of the Company; (ii) the Administrator may provide for the grant of an Award to any Participant without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5(a) herein, upon such terms and conditions as the Administrator shall determine; and (iii) the Administrator also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, Awards that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Awards that are granted in exchange for foregone cash compensation.

(d)          The Administrator may adjust or modify Performance Measures or other performance factors or terms or conditions of Awards due to transactions, events or developments, or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator. By way of example but not limitation, the Administrator may provide with respect to any Award that any evaluation of performance shall exclude or otherwise adjust for any specified circumstance or event that occurs during a performance period, including but not limited to circumstances or events such as the following: currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation or reserves; asset impairment; significant litigation or claim judgments or settlements; changes in accounting standards; any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event and/or any other specific unusual or infrequent events or objectively determinable category thereof.

(e)          Notwithstanding the other provisions of Section 4, the Board may delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 4(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act, the Participant, at the time of said grant or other determination, is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 4(e) to an officer(s) and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3, and other Applicable Law.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a)          Shares of Stock Subject to the Plan: Subject to adjustments as provided in this Section 5, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 3,000,000 shares, plus any shares subject to an award granted under any of the Prior Plans, which Prior Plan award is at any time forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited or reacquired by the Company. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

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(b)          Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i)          The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 3,000,000 shares of Common Stock.

(ii)         With respect to non-employee Directors, in any 12-month period, no such non-employee Director may be granted Awards for more than 200,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of Common Stock on the date of grant of such an Award), provided, however, that any Director cash retainer fees or other fees that are settled in shares of Common Stock shall not be subject to this limitation. For this purpose an Option and Related SAR shall be treated as a single award.

(c)          Additional Share Counting Provisions. The following provisions shall apply with respect to the share limitations of Section 5(a):

(i)          For purposes of determining the number of shares of Common Stock to be counted against the maximum share limit set forth in Section 5(a), each share of Common Stock subject to an Award shall be counted against the limit as one share.

(ii)         To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(iii)        Awards settled in cash shall not be counted against the share limitations stated in Section 5(a) herein.

(iv)        Dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 5(a).

(v)         To the extent that the full number of shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve performance factors or criteria, only the number of shares issued and delivered shall be considered for purposes of determining the number of shares remaining available for issuance pursuant to Awards granted under the Plan.

(vi)        The following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (A) shares withheld from an Award or delivered by a Participant to satisfy tax withholding requirements for Awards; (B) shares not issued or delivered as a result of the net settlement of an outstanding Award; (C) shares withheld or delivered to pay the Exercise Price related to an outstanding Award; and (D) shares repurchased on the open market with the proceeds of the Exercise Price.

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(vii)       Further, (A) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan, and (B) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.

(d)          Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, change in control, consolidation, recapitalization or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, other distribution (other than ordinary or regular cash dividends) or combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number and type of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards (such as the number and type of shares subject to an Award, the Exercise Price of an Award and any performance goals) or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities of any type or class.

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)          The individual is either (i) an Employee, (ii) a Director or (iii) a Consultant.

(b)          With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Exercise Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him or her under Code Section 424(d).

(c)          With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law.

(d)          The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

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7.	Options

(a)          Grant of Options: Subject to the terms of the Plan, the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b)          Exercise Price: The Exercise Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Exercise Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Exercise Price per share of any Option be less than the par value per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Exercise Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

(c)          Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(d)         Option Period and Limitations on the Right to Exercise Options:

(i)          The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan (including but not limited to the provisions of Section 4(c) herein).

(ii)         An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

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(A)         By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(B)          By shares of Common Stock withheld upon exercise;

(C)          So long as a Public Market exists at the time of exercise of the Option, by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Exercise Price;

(D)         By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; and/or

(E)          By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee. For the purposes of the Plan, a “Public Market” for the Common Stock shall be deemed to exist (A) upon consummation of a firm commitment underwritten public offering of the Common Stock (or successor securities thereto) pursuant to an effective registration statement under the Securities Act or (B) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii)        The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service.

(e)          Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f)          Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options.

8.	Stock Appreciation Rights

(a)         Grant of SARs: Subject to the terms of the Plan, the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The Exercise Price per share of a SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with an Exercise Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). A SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.

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(b)         Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Exercise Price of a Related SAR shall be equal to the Exercise Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Exercise Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c)         Freestanding SARs: A SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d)         Exercise of SARs:

(i)          Subject to the terms of the Plan (including but not limited to Section 4(c) herein), SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which a SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii)         SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of a SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

(iii)        The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise a SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8 and may reflect distinctions based on the reasons for termination of employment or service.

(e)          Payment Upon Exercise: Subject to the terms of the Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Exercise Price of the SAR, by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of a SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

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9.	Restricted Awards

(a)          Grant of Restricted Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Restricted Awards to such Participants, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards, Restricted Stock Units and/or Deferred Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units and Deferred Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. Subject to the provisions of Section 4(c) herein, the Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may vest and be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted, vested, earned and/or distributable (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Disability, death or other termination of employment or service or a combination of such or other conditions. In the case of Restricted Awards based in whole or in part upon performance factors or criteria, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 3(ii)).

(b)         Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards.

(c)          Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)         Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit or a Deferred Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and been earned and is distributable.

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(e)          Deferred Stock Units: A Deferred Stock Unit represents the unfunded promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, if and to the extent that the Award has vested and is eligible for distribution (including, by way of example only, distribution upon termination of employment or service or upon a specified date or dates, and taking into account any Code Section 409A considerations), subject to compliance with the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. A Deferred Stock Unit shall be settled, if at all, (i) by the delivery of one share of Common Stock for each Deferred Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Deferred Stock Unit or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Deferred Stock Unit, as determined by the Administrator.

10.	Performance Awards

(a)         Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible Participants upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. Subject to Section 5(b), the Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. Subject to the provisions of Section 4(c) herein, the Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of such conditions or other conditions. Subject to Section 3(ii), the Administrator shall determine the Performance Measures applicable to such Performance Awards.

(b)         Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards.

(c)          Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(d)         Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

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11.	Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards to eligible Participants. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions (subject to the terms of Section 4(c) herein). Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock, other securities or any other form of property as the Administrator may determine, or a combination of such forms of consideration; and the other terms and conditions of such Awards.

12.	Dividends and Dividend Equivalent Rights

The Administrator may, in its sole discretion, provide that Awards other than Options and SARs may earn dividends or dividend equivalent rights (or “dividend equivalents”); provided, however, that dividends and dividend equivalents, if any, on unearned or unvested Awards (time-vesting or performance-vesting) shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

13.	Change of Control

Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply in the event of a Change of Control (except to the extent, if any, otherwise required under Code Section 409A):

(a)          To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator prior to the Change of Control) as Awards outstanding under the Plan immediately prior to the Change of Control event, (i) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance factors or criteria applicable to any outstanding Awards other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at the greater of actual performance or target performance).

(b)         Further, in the event that an Award is substituted, assumed or continued as provided in Section 13(a) herein, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) in full and any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance factors or criteria applicable to any outstanding Award shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at the greater of actual performance or target performance), if the employment or service of the Participant is terminated within two years after the effective date of a Change of Control if such termination of employment or service (i) is by the Company not for Cause or (ii) is by the Participant for Good Reason. For clarification, for the purposes of this Section 13, the “Company” shall include any successor to the Company.

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(c)          Notwithstanding any other provision of the Plan to the contrary, in the event that a Participant has entered into an employment agreement, consulting agreement or other similar agreement, plan or policy as of the Effective Date of the Plan, the Participant shall be entitled to the greater of the benefits provided upon a change of control of the Company under the Plan or the respective employment agreement or other arrangement as in effect on the Plan Effective Date, and such agreement or arrangement shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon a Change of Control as defined in the Plan.

14.	Nontransferability of Awards

Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c). Awards other than Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option or SAR shall be exercisable during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

15.	Withholding

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to require or permit a recipient to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by delivery to the Company of shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or by the Company withholding shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Administrator. The Participant shall remain responsible at all times for paying any federal, state, foreign and/or local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.

16.	Amendment and Termination of the Plan and Awards

(a)          Amendment and Termination of Plan; Prohibition on Repricing: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d), the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Exercise Price that is less than the Exercise Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Exercise Price above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

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(b)          Amendment and Termination of Awards: The Administrator may (subject to Section 16(a)(ii) herein) amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 16(c)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of a Participant with respect to an outstanding Award, materially adversely affect the rights of the Participant with respect to the Award.

(c)          Amendments to Comply with Applicable Law: Notwithstanding Section 16(a) and Section 16(b) herein, the following provisions shall apply:

(i)          The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

(ii)         The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

17.	Restrictions on Awards and Shares; Compliance with Applicable Law

(a)          General. As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment, consulting, non-competition, confidentiality, non-solicitation, non-disparagement or other agreements or provisions imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the applicable Award Agreement, any other applicable agreements and Applicable Law.

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(b)         Compliance with Applicable Laws, Rules and Regulations. The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

18.	No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Consultant, or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

19.	General Provisions

(a)          Stockholder Rights: Except as otherwise determined by the Administrator or provided in the Plan, a Participant and his or her legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or her or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Exercise Price (except as may otherwise be determined by the Company in the event of payment of the Exercise Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, or Other Stock-Based Award shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned and is distributable.

(b)          Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

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(c)          Unfunded Plan; No Effect on Other Plans:

(i)          The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii)         The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)        Except as otherwise provided in the Plan, the adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

(d)          Governing Law: The Plan and Awards shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(e)          Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(f)          Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(g)          Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement (which shall be construed or deemed amended to conform to Applicable Law), and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

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(h)         Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

(i)          Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(j)          Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or other benefits subject to an Award, as may be established by the Administrator.

(k)          Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

(l)          Uncertificated Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Law.

(m)          Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

(n)          Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Consultant changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(o)          Stockholder Approval: The Plan is subject to approval by the stockholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.

(p)          Deferrals: Subject to the provisions of this Section 19(p) and Section 20, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

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(q)          Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

(r)          Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan or an Award Agreement to the contrary, the Administrator may, at any time (during or following termination of employment or service for any reason), determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any other conditions applicable to an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality, non-disparagement or other covenants, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, (i) the Administrator may, at any time, require that a Participant comply with any compensation recovery (or “clawback”), stock ownership, stock retention or other policies or guidelines adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant, and (ii) each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

(s)          Attestation: Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Award or taxes relating to the exercise, vesting or earning of an Award by delivering shares of Common Stock, the Participant may, unless the Administrator determines otherwise and subject to procedures satisfactory to the Administrator, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the Award as exercised, vested or earned without further payment and/or shall withhold such number of shares from the shares acquired by the exercise, vesting or earning of the Award, as appropriate.

(t)          Plan Controls: Unless the Administrator determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.

(u)          Indemnification: No member of the Board or Committee or its or their designees or agents, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. Members of the Board and the Committee and officers and employees of the Company or an Affiliate to whom authority to act for the Board or the Committee is delegated shall be entitled to such indemnification and other rights as may be provided under the Company’s certificate of incorporation, bylaws and/or other instrument and/or pursuant to Applicable Law.

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20.	Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a “separation from service” (as defined in Code Section 409A) may only be made following the expiration of the six-month period after the date of separation from service (with such distributions to be made during the seventh month following separation from service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

ADOPTED BY THE BOARD OF DIRECTORS ON AUGUST 24, 2018

ADOPTED BY THE STOCKHOLDERS OF THE COMPANY ON ___________, 2018

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Appendix B

AKOUSTIS TECHNOLOGIES, INC.

EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose

This Akoustis Technologies, Inc. Employee Stock Purchase Plan is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that this Plan qualify as an “employee stock purchase plan” under Code Section 423 and this Plan shall be interpreted in a manner that is consistent with that intent.

2.	Definitions

“Board” means the Board of Directors of the Company.

“Code” means the U. S. Internal Revenue Code of 1986.

“Committee” means the committee appointed by the Board to administer this Plan from time to time. As of the Effective Date, the Compensation Committee of the Board shall be the Committee.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” means Akoustis Technologies, Inc., a Delaware corporation, and any successor or assign.

“Compensation” means, except as may otherwise be determined by the Committee consistent with the requirements of Section 423 of the Code, base salary, wages, and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay, and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, income received in connection with stock options or other equity-based awards, and any other non-cash remuneration.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization, or other corporate event described in Code Section 424.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under this Plan.

“Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to this Plan obtaining stockholder approval in accordance with Section 19.11.

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“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave, or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately after such three (3)-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means each Employee; provided, however, that the Committee may exclude from participation in this Plan or any Offering any Employee who (i) has been employed by the Company or a Participating Subsidiary for less than two (2) years, (ii) is customarily employed by the Company or a Participating Subsidiary for twenty (20) hours per week or less, (iii) is customarily employed by the Company or a Participating Subsidiary for not more than five (5) months per calendar year, or (iv) is a “highly compensated employee” of the Company or a Participating Subsidiary (within the meaning of Code Section 414(q)). Consistent with the requirements of Code Section 423, the Committee may (A) select a shorter time period than those specified in clauses (i) - (iii), and (B) exclude highly compensated employees with compensation above a specified level or who are subject to Section 16 of the Securities Exchange Act of 1934, in each case to be applied in an identical manner for an Offering.

“Enrollment Form” means an agreement authorized by the Committee (which may be electronic) pursuant to which an Eligible Employee may elect to enroll in this Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined in the immediately following sentences. If the shares are listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the first trading day immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Grant Date” means the first day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six (6) months beginning June 1 and December 1 of each year; provided, however, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in this Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in this Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

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“Plan” means this Akoustis Technologies, Inc. Employee Stock Purchase Plan.

“Purchase Date” for an Offering Period means the last day of the Offering Period, or such other day(s) during the Offering Period as determined by the Committee.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Grant Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date, provided that the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the U.S. Securities Act of 1933.

“Subsidiary” means any corporation, domestic or foreign, of which not less than fifty percent (50%) of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Code Section 424(f).

3.	Administration

3.1           General. This Plan shall be administered by the Committee, which shall have the authority to construe and interpret this Plan, prescribe, amend, and rescind rules relating to this Plan’s administration, and take any other actions necessary or desirable for the administration of this Plan, including adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in this Plan. All decisions of the Committee in connection with the administration of this Plan shall be in the Committee’s sole discretion, and such decisions shall be final and binding on all persons. All expenses of administering this Plan shall be borne by the Company. The Board may take any action under this Plan that would otherwise be the responsibility of the Committee.

3.2           Delegation. To the extent necessary or appropriate, the Committee may delegate any of its duties or responsibilities under the Plan as they pertain to a Participating Subsidiary to such Participating Subsidiary. The Committee (or any Participating Subsidiary with the consent of the Committee) may appoint or engage any person or persons as a third party administrator to perform ministerial functions pertaining to the issuance, accounting, recordkeeping, forfeiture, exercise, communication, transfer, or any other functions or activities necessary or appropriate to administer and operate this Plan.

4.	Eligibility

4.1           General. Unless otherwise determined by the Committee in a manner that is consistent with Code Section 423, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Code Section 423.

4.2           Eligibility Restrictions. Notwithstanding any provision of this Plan to the contrary, no Eligible Employee shall be granted an option under this Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code Section 424(d)) would own capital stock of the Company or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Code Section 423) of the Company and its Subsidiaries to accrue at a rate that exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

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5.	Offering Periods

This Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about June 1 and December 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start date, and end date of Offering Periods.

6.	Participation

6.1           Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in this Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in this Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least one percent (1%), but not more than ten percent (10%) (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins) of his or her Compensation on each pay day occurring during an Offering Period. Payroll deductions shall commence on the first payroll date after the Grant Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to this Plan.

6.2           Election Changes. During an Offering Period, a Participant may not change his or her rate of payroll deductions applicable to such Offering Period unless the Committee determines otherwise. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period.

6.3           Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (ii) withdraws from this Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in this Plan.

7.	Grant of Option

On each Grant Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 2,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 4.2 and 13).

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8.	Exercise of Option/Purchase of Shares

A Participant’s option to purchase shares of Common Stock shall be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions shall be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account, subject to the limitations set forth in this Plan. Unused payroll deductions remaining in a Participant’s notional account at the end of an Offering Period (i.e., by reason of the inability to purchase a fractional share), as well as any accumulated payroll deductions that remain in a Participant’s notional account after applying the limitations of Section 4.2 and Section 7, shall be returned to the Participant as soon as administratively practicable.

9.	Transfer of Shares

As soon as reasonably practicable after each Purchase Date, the Company shall arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants shall not have any voting, dividend, or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.	Withdrawal

10.1         Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen (15) days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly after receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions shall be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1.

10.2         Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period shall not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence after the completion of the Offering Period from which the Participant withdraws.

11.	Termination of Employment; Change in Employment Status

Upon termination of a Participant’s employment from the Company and the Participating Subsidiaries for any reason or at any other time, or a change in the Participant’s employment status after which the Participant is no longer an Eligible Employee, the Participant shall be deemed to have withdrawn from this Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated.

12.	Interest

No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in this Plan.

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13.	Shares Reserved for Plan

13.1         Number of Shares. A total of 500,000 shares of Common Stock have been reserved as authorized for the grant of options under this Plan. The shares of Common Stock may be newly issued shares, treasury shares, or shares acquired on the open market. If an option under this Plan expires or is terminated unexercised for any reason, the shares as to which such option so expired or terminated again may be made subject to an option under this Plan.

13.2         Oversubscribed Offerings. The number of shares of Common Stock that a Participant may purchase in an Offering under this Plan may be reduced if the Offering is oversubscribed. No option granted under this Plan shall permit a Participant to purchase shares of Common Stock that, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering, would exceed the total number of shares of Common Stock remaining available under this Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under this Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.	Transferability

No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder, may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17) by the Participant. Any attempt to assign, transfer, pledge, or otherwise dispose of such rights or amounts shall be without effect.

15.	Application of Funds

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.	Statements

Participants shall be provided with statements at least annually that shall set forth the contributions made by the Participant to this Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17.	Designation of Beneficiary

A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under this Plan in the event of such Participant’s death. In addition, a Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death before the Purchase Date of an Offering Period.

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18.	Adjustments for Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions

18.1         Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Committee shall, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under this Plan, the Purchase Price per share, and the number of shares of Common Stock covered by each outstanding option under this Plan, and the numerical limits of Section 7 and Section 13.

18.2         Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress shall be shortened by setting a new Purchase Date and the Offering Period shall end immediately before the proposed dissolution or liquidation. The new Purchase Date shall be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee shall provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option shall be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3         Corporate Transactions. In the event of a Corporate Transaction, the then-current Offering Period shall be shortened by setting a new Purchase Date on which the Offering Period shall end. The new Purchase Date shall occur before the date of the Corporate Transaction. Before the new Purchase Date, the Committee shall provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option shall be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.	General Provisions

19.1         Equal Rights and Privileges. Notwithstanding any provision of this Plan to the contrary and in accordance with Code Section 423, all Eligible Employees who are granted options under this Plan for an Offering shall have the same rights and privileges with respect to that Offering.

19.2         No Right to Continued Service. Neither this Plan nor any compensation paid hereunder shall confer on any Participant the right to continue as an Employee or in any other capacity.

19.3         Rights as Stockholder. A Participant shall become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under this Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant shall have no rights as a stockholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

19.4         Successors and Assigns. This Plan shall be binding on the Company and its successors and assigns.

19.5         Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6         Compliance with Law. The obligations of the Company with respect to payments under this Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

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19.7         Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under this Plan, if such disposition or transfer is made within two (2) years after the applicable Grant Date or within one (1) year after the applicable Purchase Date.

19.8         Term of Plan. This Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9         Amendment or Termination. The Committee may, in its sole discretion, amend, suspend, or terminate this Plan at any time and for any reason. If this Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock shall be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10         Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.11         Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board.

19.12         Code Section 423. This Plan is intended to qualify as an “employee stock purchase plan” under Code Section 423. Any provision of this Plan that is inconsistent with Code Section 423 shall be reformed to comply with Code Section 423.

19.13         Withholding. To the extent required by applicable Federal, state, or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with this Plan.

19.14         Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

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19.15         Plan Construction. In this Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law shall refer to the statute or law and any amendments and any successor statutes or laws, and to all regulations promulgated under or implementing the statute or law, as amended, or its successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively; (v) all references to articles and sections are to articles and sections in this Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of this Plan, nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document, or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document, or set of documents, shall mean such agreement, plan, policy, form, document, or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions, or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

As adopted by the Board on August 24, 2018.

As approved by the stockholders of the Company on ___________, 2018.

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